Calvert Investments®

CALVERT WORLD VALUES FUND, INC.
Calvert Capital Accumulation Fund
Calvert International Equity Fund
Calvert International Opportunities Fund
Calvert Emerging Markets Equity Fund
4550 Montgomery Avenue, Bethesda, Maryland 20814
STATEMENT OF ADDITIONAL INFORMATION
February 1, 2016, as revised June 9, 2016

Class (Ticker)

Calvert Capital Accumulation Fund	A (CCAFX)	C (CCACX)	I (CCPIX)	Y (CCAYX)
Calvert International Equity Fund	A (CWVGX)	C (CWVCX)	I (CWVIX)	Y (CWEYX)
Calvert International Opportunities Fund	A (CIOAX)	C (COICX)	I (COIIX)	Y (CWVYX)
Calvert Emerging Markets Equity Fund	A (CVMAX)	C (CVMCX)	I (CVMIX)	Y (CVMYX)

New Account Information:	(800) 368-2748 (301) 951-4820	Client Services:	(800) 368-2745
Broker Services:	(800) 368-2746 (301) 951-4850	TDD for the Hearing-Impaired:	(800) 541-1524
This Statement of Additional Information (“SAI”) is not a prospectus. Investors should read the SAI in conjunction with the applicable Fund (each a “Fund” and collectively referred to as the “Funds”) Prospectus dated February 1, 2016. Each Fund’s audited financial statements included in its most recent Annual Report to Shareholders are expressly incorporated by reference and made a part of this SAI. Each Fund’s Prospectus and most recent shareholder report may be obtained free of charge by writing the respective Fund at the above address, calling the Fund at 800‑368‑2745, or visiting our website at www.calvert.com.

SUPPLEMENTAL INFORMATION ON PRINCIPAL INVESTMENT POLICIES AND RISKS

The following supplemental discussion of principal investment policies and risks applies to each of the Funds, unless otherwise noted.
FOREIGN SECURITIES
Investments in foreign securities may present risks not typically involved in domestic investments. The Funds may purchase foreign securities directly on foreign markets.  These securities are subject to the risk of currency fluctuation relative to the U.S. dollar.  Foreign securities may also involve different accounting, auditing, and financial reporting standards and various administrative difficulties such as delays in clearing and settling portfolio trades or in receiving payment of dividends or other distributions. In addition, a foreign issuer may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuer’s assets or securities. The imposition of such sanctions could impair the market value of the securities of the foreign issuer and limit a Fund’s ability to buy, sell, receive or deliver the securities. The Funds may also invest in American Depositary Receipts (“ADRs”) and other receipts evidencing ownership of foreign securities, such as Global Depositary Receipts (“GDRs”). ADRs are United States (“U.S.”) dollar-denominated and traded in the United States on exchanges or over the counter, and can be either sponsored or unsponsored. The company sponsoring the ADR is subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials.  With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Less information is normally available on unsponsored ADRs. By investing in ADRs rather than directly in foreign issuers’ stock, the Funds may possibly avoid some currency and some liquidity risks. However, the value of the foreign securities underlying the ADR may still be impacted by currency fluctuations.  The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. GDRs can involve currency risk since they may not be U.S. dollar-denominated.
Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Funds change investments from one country to another or convert foreign securities holdings into U.S. dollars.
U.S. government policies have at times, in the past, through imposition of currency controls, changes in tax policy and other restrictions, discouraged certain investments abroad by U.S. investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.
Emerging Market Securities. (APPLIES TO INTERNATIONAL EQUITY FUND, INTERNATIONAL OPPORTUNITIES FUND AND EMERGING MARKETS EQUITY FUND) International Equity Fund and International Opportunities Fund define an emerging market as any country (other than the United States or Canada) that is not included in the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) (Standard) Index. Emerging Markets Equity Fund considers emerging market countries to be those included in its benchmark index, the MSCI Emerging Markets Index; countries determined by the World Bank to have a low to middle income economy; and other countries or markets with similar emerging market characteristics as determined by the Fund’s subadvisor. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets, and possible arbitrary and unpredictable enforcement of securities regulations; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, or newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Custodial services and other investment-related costs are often more expensive in emerging market countries, which can reduce a Fund’s income from investments in securities or debt instruments of emerging market country issuers. Lastly, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
PARTICIPATORY NOTES (APPLIES TO EMERGING MARKETS EQUITY FUND)
The Fund may gain exposure to securities in certain foreign markets through investments in participatory notes (“P-notes”). For instance, the Fund may purchase P-notes while it is awaiting approval from a foreign exchange to trade securities directly in that market as well as to invest in foreign markets that restrict foreign investors, such as the Fund, from investing directly in individual securities traded on that exchange. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity security. P-notes involve transaction costs.  An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and the P-note’s performance may differ from the underlying security’s performance. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the Fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, issuers of P-notes and the calculation agent may have broad authority to control the foreign exchange rates related to the P-notes and discretion to adjust a P-note’s terms in response to certain events. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security. P-notes may be considered illiquid and, therefore, P-notes considered illiquid will be subject to the Fund’s percentage limitation for investments in illiquid securities.
SMALL-CAP ISSUERS (APPLIES TO INTERNATIONAL OPPORTUNITIES FUND AND EMERGING MARKETS EQUITY FUND)
The securities of small-cap issuers may be less actively traded than the securities of larger-cap issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies.
Information concerning these securities may not be readily available so that the companies may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely known securities, and they tend to have a relatively higher percentage of insider ownership.
Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Small-cap issuers may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.
MID-CAP ISSUERS (APPLIES TO CAPITAL ACCUMULATION FUND, INTERNATIONAL OPPORTUNITIES FUND AND EMERGING MARKETS EQUITY FUND)
The securities of mid-cap issuers often have greater price volatility, lower trading volume and less liquidity than the securities of larger, more established companies.  Investing in mid-cap issuers generally involves greater risk than investing in larger, established issuers. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies
LARGE-CAP ISSUERS (APPLIES TO INTERNATIONAL EQUITY FUND AND EMERGING MARKETS EQUITY FUND)
Investing in large-cap issuers generally involves the risk that these companies may grow more slowly than the economy as a whole or not at all. Compared to small and mid-cap companies, large cap companies are more widely followed in the market, which can make it more difficult to find attractive stocks that are not overpriced. Large-cap stocks also may be less responsive to competitive opportunities and challenges, such as changes in technology, and may offer less potential for long-term capital appreciation.
ISSUER NON-DIVERSIFICATION RISK (APPLIES TO CAPITAL ACCUMULATION FUND AND EMERGING MARKETS EQUITY FUND)
Each Fund is non-diversified and may focus its investments on a small number of issuers. A fund that is “non-diversified” may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” A fund that invests in a relatively small number of issuers is more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified fund might be. Some of those issuers might also present substantial credit, interest rate or other risks.

FORWARD FOREIGN CURRENCY CONTRACTS (APPLIES TO EMERGING MARKETS EQUITY FUND)
Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Fund may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or decreases in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decrease correspondingly. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the current rate prevailing in the foreign exchange market, or by entering into forward contracts to purchase or sell foreign currencies. The Fund may also use foreign currency options and futures.
A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded both in the interbank market conducted directly between currency traders (usually large commercial banks) and between the currency traders and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.
The Fund may enter into forward foreign currency contracts for two reasons. First, the Fund may desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.
Second, the Fund may have exposure to a particular foreign currency from the Fund’s portfolio securities and the Advisor and/or Subadvisor may anticipate a substantial decline in the value of that currency against the U.S. dollar. Similarly, the Fund may have exposure to a particular currency because of an overweight allocation to that currency in comparison to the Fund’s benchmark. The precise matching of the forward foreign currency contract amounts and the value of the portfolio securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of this hedging strategy is uncertain. Although forward foreign currency contracts tend to limit the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.
DERIVATIVES (APPLIES TO EMERGING MARKETS EQUITY FUND)
The Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities for the purpose of adjusting the risk and return characteristics of the Fund. The Fund can use these practices either as a substitute for alternative permissible investments or as protection against a move that has an adverse effect on the Fund’s portfolio securities. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid, which can make it difficult to value them.
OPTIONS AND FUTURES CONTRACTS (APPLIES TO EMERGING MARKETS EQUITY FUND)
The Fund may purchase put and call options and write covered call options and secured put options on securities which meet the Fund’s responsible investment criteria, and may employ a variety of option combination strategies.  The Fund may also engage in the purchase and sale of futures contracts, foreign currency futures contracts and interest rate futures contracts.  In addition, the Fund may write covered call options and secured put options on such futures contracts.  The Fund’s use of options and futures is described more fully below.
The Fund may engage in such transactions only for hedging purposes, including hedging of the Fund’s cash position. The Fund may not engage in such transactions for the purposes of speculation or leverage.  Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.
Options are typically classified as either American-style or European-style, based on the dates on which the option may be exercised. American-style options may be exercised at any time prior to the expiration date and European-style options may only be exercised on the expiration date. Option contracts traded on futures exchanges are mainly American-style, and options traded over-the-counter are mainly European-style.

The value of an option will fluctuate based primarily on the time remaining until expiration of the option, known as the option’s time value, and the difference between the then-prevailing price of the underlying security and the option’s exercise price.  This difference, known as the option’s intrinsic value, determines whether an option is “in-the-money” (meaning the option exercise price is less than the current market value of the security underlying the option), “at-the-money” (meaning the option exercise price is equal to the current market value of the security underlying the option), or “out-of-the-money” (meaning the option exercise price is greater than the current market value of the security underlying the option), at any point in time.  If there is an existing secondary market for an option, it can be closed out at any time by the Fund for a gain or a loss.  Alternatively, the holder of an in-the-money American-style option may exercise the option at any time prior to the expiration date, while the holder of an in-the-money European-style option must wait until the expiration date to exercise the option.  Options that expire out-of-the-money are worthless, resulting in a loss of the entire premium paid.
Other principal factors that affect the market value of an option include supply and demand, interest rates, and the current market price and price volatility of the underlying security.
Purchasing Options.  The Fund will pay a premium (plus any commission) to purchase an option.  The premium reflects the total of the option’s time value and intrinsic value.  The purchaser of an option has a right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security at the exercise price and has no obligation after the premium has been paid.
Call Options.  The purchase of a call option on a security is similar to taking a long position because the value of the option generally increases as the price of the underlying security increases.  However, in the event that the underlying security declines in value, losses on options are limited to the premium paid to purchase the option.  Although a call option has the potential to increase in value from higher prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  The Fund may only buy call options to hedge its available cash balance, to limit the risk of a substantial increase in the market price of a security which the Fund intends to purchase, or to close an outstanding position that resulted from writing a corresponding call option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.  The Fund may purchase securities by exercising a call option solely on the basis of considerations consistent with the investment objectives and policies of the Fund.
Put Options.  The purchase of a put option on a security is similar to taking a short position (selling a security that you do not own) in that security because the value of the option generally increases as the value of the underlying security decreases.  However, in the event that the underlying security increases in value, losses on the option are limited to the premium paid to purchase the option.  Although a put option has the potential to increase in value from lower prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  The Fund may purchase put options to protect its portfolio securities against the risk of declining prices or to close an outstanding position that resulted from writing a corresponding put option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.
Writing Options. The Fund may write certain types of options.  Writing options means that the Fund is selling an investor the right, but not the obligation, to purchase (in the case of a call option) or to sell (in the case of a put option) a security or index at the exercise price in exchange for the option premium.  The writer of an option has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security and has no rights other than to receive the premium.  Writing options involves more risk than purchasing options because a writer of an option has the potential to realize a gain that is limited to the value of the premium (less any commission) and takes on potentially unlimited risk from increases in the price of the underlying security, in the case of a call option, and the risk that the underlying security may decline to zero, in the case of a put option (which would require the writer of the put option to pay the exercise price for a security that is worthless).  Accordingly, the Fund may only write covered call options and secured put options, which mitigate these substantial risks. A call option is deemed “covered” if the Fund owns the security.  A put option is deemed “secured” if the Fund has segregated cash or securities having an aggregate value equal to the total purchase price the Fund will have to pay if the put option is exercised.
Call Options. If the Fund writes a call option on a security, it will receive the option premium (less any commission), which will help to mitigate the effect of any depreciation in the market value of that security.  However, because the Fund is obligated to sell that security at the exercise price, this strategy also limits the Fund’s ability to benefit from an increase in the price of the security above the exercise price.
Each of the Funds may write covered call options on securities.  This means that so long as the Fund is obligated as the writer of a call option, the Fund will own the underlying security.  The Fund may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value (“NAV”) per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Fund to forgo future appreciation of the securities covered by the option. The Fund’s turnover may increase through the exercise of a call option that it has written; this may occur if the market value of the underlying security increases and the Fund has not entered into a closing purchase transaction. When the Fund writes a covered call option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains below the exercise price.
Put Options. A Fund that writes a put option on a security will receive the option premium (less any commission), which effectively reduces the Fund’s acquisition cost for that security.  If the Fund is contemplating an investment in a security but is uncertain about its near-term price trajectory, it could write a put option on a security; the premium will provide the Fund with a partial buffer against a price increase, while providing the Fund with an opportunity to acquire the security at the lower exercise price.  However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price). Accordingly, this strategy may result in unexpected losses if the option is exercised against the Fund at a time when the price of the security has declined below the exercise price by more than the amount of the premium received.
The Fund may only write secured put options, which requires the Fund to segregate cash or securities, through its custodian, having a value at least equal to the exercise price of the put option.  If the value of the segregated securities declines below the exercise price of the put option, the Fund will have to segregate additional assets.  When the Fund writes a secured put option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.
Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the term of the option. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option writer is obligated to sell the underlying foreign currency (in the case of a call option) or buy the underlying foreign currency (in the case of a put option) if it is exercised. However, either seller or buyer may close its position prior to expiration.
A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it limits the gain which might result from a favorable movement in the value of such currency due to the payment of the option premium. For example, if the Fund held securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, it would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.
The information provided above under “Purchasing Options” and “Writing Options” is applicable to options on foreign currencies, except that references therein to securities should instead refer to foreign currencies.
Exchange-Traded Options. The Fund may purchase and write put and call options in standard contracts traded on national securities exchanges on securities of issuers which meet the Fund’s responsible investment criteria and on foreign currencies.  Options exchanges may provide liquidity in the secondary market. Although the Fund intends to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. The absence of a liquid market might prevent the Funds from closing an options position, which could impair the Fund’s ability to hedge effectively. The inability to close out a written option position may have an adverse effect on the Fund’s liquidity because it may be required to hold the securities covering or securing the option until the option expires or is exercised.
The information provided above under “Purchasing Options” and “Writing Options” is applicable to exchange-traded options.
Over-the-Counter (“OTC”) Options. The Fund may invest in OTC options.  OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker.
The writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a Fund has written a covered call option and is unable to effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the segregated securities that secure the put to raise cash for other investment purposes so long as it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.
The information provided above under “Purchasing Options” and “Writing Options” is applicable to OTC options.
Futures Transactions. The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor and/or Subadvisor, such a position acts as a hedge.  The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations.
Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”). Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.
A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery.  In most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Upon buying or selling a futures contract, the Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker.  Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if the security underlying the futures position becomes less valuable and entitled to receive such payments if the security underlying the futures position becomes more valuable.
The Fund can use these practices only for hedging purposes and not for speculation or leverage. If the Advisor and/or Subadvisor judge market conditions incorrectly or employ a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
Options on Futures Contracts. The Fund may purchase put or call options, write secured put options or write covered call options on futures contracts that the Fund could otherwise invest in and that are traded on a U.S. exchange or a board of trade.  The Funds may also enter into closing transactions with respect to such options to terminate an existing position.
The Fund may only invest in options on futures contracts to hedge its portfolio securities or its available cash balance and not for speculation or leverage purposes.
The information provided above under “Purchasing Options” and “Writing Options” is applicable to options on futures contracts, except that references therein to securities should instead refer to futures contracts.
Regulatory Limitations. The Advisor to the Fund has claimed an exclusion from the CFTC’s definition of “commodity pool operator.” Under the relevant CFTC rule, the Advisor can claim an exclusion with respect to a Fund if the Fund, among other things, limits its use of certain derivatives, such as futures, certain options, and swaps.  Under the rule, if a fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). If a Fund’s use of futures contracts does not comply with these limits, then the Advisor and/or the Subadvisor would be subject to registration (if not already registered) and regulation in its capacity as the Fund’s commodity pool operator or commodity trading adviser, respectively, and the Fund would be subject to regulation under the Commodity Exchange Act. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.
The Fund generally intends to engage in transactions in futures contracts and options thereon only for hedging, risk management, and other permissible purposes in accordance with the rules and regulations of the CFTC or other regulatory authorities.
In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash, U.S. government securities or other liquid securities, equal to the notional value of the futures contracts and options thereon (less any related margin deposits), will be segregated by the Fund’s custodian to cover the position, or alternative cover will be employed, thereby ensuring that the use of such futures contracts and options is unleveraged.

Foreign Currency Futures Transactions.  The Fund may use foreign currency futures contracts and options on such futures contracts.  See also “—Foreign Currency Options.”  Through the purchase or sale of these contracts and options, the Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost. See “—Forward Foreign Currency Contracts.”
Unlike forward foreign currency contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency contracts although actual liquidity and costs will vary based on the particular currency and market conditions at the time of the transaction.
Additional Risks of Options and Futures Contracts.  If the Fund has sold futures or takes options positions to hedge against a decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where the Fund has sold futures or taken options positions to hedge against a decline in the market, the price of the futures contract may advance and the value of the portfolio securities in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities.
The Fund can close out futures positions and options on futures in the secondary market only on an exchange or board of trade or with an OTC market maker. Although the Fund intends to purchase or sell only such futures, and purchase or write such options, for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract or option at any particular time. This might prevent the Fund from closing a futures position or an option on a futures contract, which could require the Fund to make daily margin payments in the event of adverse price movements. If the Fund cannot close out an option position, it may be required to exercise the option to realize any profit or the option may expire worthless.
Although some of the securities underlying an index future contract, an option on an index futures contract or an option on an index may not necessarily meet the Fund’s responsible investment criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

The following discussion of non-principal investment policies and risks applies to each of the Funds, unless otherwise noted.
EMERGING MARKET SECURITIES (APPLIES TO CAPITAL ACCUMULATION FUND)
See the description of “Emerging Market Securities” in the “Foreign Securities” section of “Supplemental Information on Principal Investment Policies and Risks” above.
PARTICIPATORY NOTES (APPLIES TO INTERNATIONAL EQUITY FUND AND INTERNATIONAL OPPORTUNITIES FUND)
See the description of “Participatory Notes” in “Supplemental Information on Principal Investment Policies and Risks” above.
TEMPORARY DEFENSIVE POSITIONS
For temporary defensive purposes – which may include a lack of adequate purchase candidates or an unfavorable market environment – the Funds may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements. The Funds’ investments in temporary defensive positions are generally not  insured by the Federal Deposit Insurance Corporation, even though a bank may be the issuer.
U.S. Government-Backed Obligations
The Funds may invest in U.S. Treasury obligations and other U.S. government-backed obligations.
U.S. Treasury Obligations. Direct obligations of the U.S. Treasury are backed by the full faith and credit of the United States. They differ only with respect to their rates of interest, maturities, and times of issuance. U.S. Treasury obligations consist of: U.S. Treasury bills (having maturities of one year or less), U.S. Treasury notes (having maturities of one to ten years), and U.S. Treasury bonds (generally having maturities greater than ten years).

Ginnie Maes. Debt and mortgage-backed securities issued by GNMA, commonly known as Ginnie Maes, are typically interests in pools of mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgages is assembled and, after approval from GNMA, is offered to investors through various securities dealers. GNMA is a U.S. government corporation within the Department of Housing and Urban Development. Ginnie Maes are backed by the full faith and credit of the United States, which means that the U.S. government guarantees that interest and principal will be paid when due.
Other U.S. Government Obligations. The Funds may invest in other obligations issued or guaranteed by the U.S. government, its agencies, or its instrumentalities. (Certain obligations issued or guaranteed by a U.S. government agency or instrumentality may not be backed by the full faith and credit of the United States.)
CERTIFICATES OF DEPOSIT
Each Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.
BANKERS’ ACCEPTANCES
Each Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
BANK TIME DEPOSITS
Each Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
COMMERCIAL PAPER
Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.
SHORT-TERM INSTRUMENTS
Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit, bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar instruments; (iii) commercial paper; (iv) repurchase agreements; (v) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Advisor or Subadvisor, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund; and (vi) money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
REPURCHASE AGREEMENTS
Each Fund may invest up to 10% of its net assets in repurchase agreements, except that investments in repurchase agreements may exceed this limit for temporary defensive purposes. Repurchase agreements are arrangements under which a Fund buys a security, and the seller simultaneously agrees to repurchase the security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. A Fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement.

Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Funds will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor under the direction and supervision of the Funds’ Board of Directors (the “Board”). In addition, the Funds will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller’s obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller’s obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.
While an underlying security may mature after one year, repurchase agreements are generally for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.
REVERSE REPURCHASE AGREEMENTS
Each Fund may invest up to 10% of its net assets in reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells portfolio securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed-upon date and price reflecting a market rate of interest. The Fund invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Funds intend to enter into a reverse repurchase agreement only when the interest income expected to be earned on the obligation in which the Fund plans to invest the proceeds exceeds the amount the Fund will pay in interest to the other party to the agreement plus all costs associated with the transaction. The Funds do not intend to borrow for leverage purposes. The Funds will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.
During the time a reverse repurchase agreement is outstanding, the Fund will maintain in a segregated custodial account an amount of cash, U.S. government securities or other liquid, high-quality debt securities at least equal in value to the repurchase price. The Fund will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.
The Funds’ use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, a Fund may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Fund under the agreement, the Fund may have been better off had it not entered into the agreement. However, the Funds will enter into reverse repurchase agreements only with banks and dealers that the Advisor believes present minimal credit risks under guidelines adopted by the Board.
SPECIAL EQUITIES INVESTMENTS
The Special Equities’ program allows a Fund to promote responsible investment goals through privately placed investments. As stated in the Prospectus, the Special Equities Committee of the Fund identifies, evaluates and selects Special Equities investments, subject to the approval of the Fund’s Board.
The Special Equities program, while generally comprising a small percentage of any participating Fund’s assets, invests in many investments that involve relatively high risks. These include foreign securities, below-investment grade, high-yield debt securities, emerging market securities, real estate investment trusts, small-cap issuers, limited partnerships, and securities with equity and debt characteristics, among others. See “Foreign Securities”, “Foreign Securities—Emerging Market Securities” and “Small-Cap Issuers” in “Supplemental Information on Principal Investment Policies and Risks” above, and “Below-Investment Grade, High-Yield Debt Securities”, “Real Estate Investment Trusts”, “Limited Partnerships”, “Securities with Equity and Debt Characteristics”, and “Illiquid Securities” in this section on Non-Principal Investment Policies and Risks.  Funds participating in the Special Equities program may also invest in unsecured debt which does not have the benefits of a secured creditor in the event of bankruptcy.  A Special Equities investment may lose its entire value if the business enterprise does not succeed.  Because of their illiquid nature and contractual transfer restrictions, Special Equities investments may not be easily sold or transferred.
The Funds have retained independent consultants to provide investment research-related services with respect to the Special Equities program. The aggregate compensation paid to the consultants by each Fund for the fiscal year ended September 30, 2015 was as follows (Capital Accumulation Fund, International Opportunities Fund and  Emerging Markets Equity Fund have not yet commenced investing in this program):

Capital Accumulation Fund	N/A
International Equity Fund	$24,579
International Opportunities Fund	N/A
Emerging Markets Equity Fund	N/A
HIGH SOCIAL IMPACT INVESTMENTS
The High Social Impact Investments program targets a percentage of a Fund’s assets to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development, and economic and social development of urban and rural communities.  These investments may be either debt or equity investments and are illiquid. High Social Impact debt investments are unrated and are deemed by the Advisor to be the equivalent of below-investment grade, high-yield debt securities - that is, lower quality debt securities (generally those rated BB+ or lower by Standard and Poor’s Rating Services (“S&P”) or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), known as “junk bonds”).  These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings). Rather than earning a higher rate, as would be expected to compensate for the higher risk (i.e., lower credit quality), they earn a rate of return that is lower than the then-prevailing market rate.  There is no secondary market for these securities.
The Funds may make their High Social Impact Investments through direct investments, or through intermediaries, such as through the purchase of notes issued by the Calvert Social Investment Foundation, a non-profit organization, legally distinct from the Funds and Calvert Investments, Inc., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. The Foundation prepares its own careful credit analysis to attempt to identify those community development issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future.  Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.
The Funds may make direct High Social Impact Investments through the Special Equities program (Capital Accumulation Fund, International Opportunities Fund and Emerging Markets Equity Fund have not yet commenced investing in this program); such investments are referred to as Social Enterprise investments.
LIMITED PARTNERSHIPS
The Funds may invest in limited partnerships, primarily through the Special Equities program.  Investments in limited partnerships pose special investment risks.  A limited partnership is generally taxed as a pass-through entity; i.e., the income and expenses of the partnership are not taxed at the partnership level but are passed-through to its limited partners, such as the Funds, who include their pro rata share of the partnership’s income and expenses in their own taxes.  This pass-through may potentially cause non-compliance by the Funds with certain tax laws and regulations and subject the Funds to penalties under the tax laws, including possible loss of their pass-through treatment under Subchapter M of the Internal Revenue Code of 1986, as amended.  The term of a limited partnership is generally 10 years or more. Limited partnership units are illiquid and subject to contractual transfer restrictions, thus a Fund will generally not be able to sell an investment in a limited partnership but will be required to hold it for the entire term of the partnership.  Certain decisions that could adversely affect the Funds, such as whether the limited partnership should be allowed to borrow money, may be made by a majority in interest of the limited partners.  A Fund also bears indirectly its proportionate share of the limited partnership’s management fee and operating expenses. When a Fund makes an investment in a limited partnership, it signs a subscription agreement committing it to a certain investment amount; this amount is generally not paid all at once, but rather drawn down over time by the partnership’s general partner as investment opportunities present themselves.  As a result, a Fund must set aside sufficient assets to be able to fund any future capital calls. Limited partnerships have relatively concentrated holdings; as a consequence, the return on a partnership may be adversely impacted by the poor performance of a small number of investments, especially if the partnership needs to mark down the valuation of one or more of its holdings.
SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS
The Funds may invest in securities that have a combination of equity and debt characteristics (Capital Accumulation Fund, International Opportunities Fund and Emerging Markets Equity Fund have not yet commenced investing in the Special Equities program through which these investments are made). These securities may at times behave more like equity than debt or vice versa.  Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stock or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price.  These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, as well as changes in the credit quality of the issuer.

REAL ESTATE INVESTMENT TRUSTS
The Funds may make investments related to real estate, including real estate investment trusts (“REITs”).  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in the value of neighborhoods; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs, which own real estate properties, may be affected by changes in the values of the underlying property owned by the REITS, while mortgage REITs, which make construction, development, and long-term mortgage loans, may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified, and are subject to the risks of financing projects.  REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the Investment Company Act of 1940, as amended.  If an issuer of debt securities collateralized by real estate defaults, REITs could end up holding the underlying real estate. REITs also have expenses themselves that are ultimately paid by their shareholders, including a Fund.
ILLIQUID SECURITIES
Each Fund may not purchase illiquid securities if more than 15% of the value of its net assets would be invested in such securities. The Advisor will monitor the amount of illiquid securities in each Fund, under the supervision of the Board, to ensure compliance with the Fund’s investment restrictions.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of the securities, and a Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices.
Notwithstanding the above, the Funds may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act.  This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the Securities Act.  If the Board determines, based upon a continuing review of Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments.  The Board has adopted guidelines as part of the Valuation Procedures and delegated to the Advisor the daily function of determining the liquidity of restricted securities.  The Board retains sufficient oversight and is ultimately responsible for the determinations.
Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board.
BELOW-INVESTMENT GRADE, HIGH-YIELD DEBT SECURITIES
Below-investment grade, high-yield debt securities are lower quality debt securities (generally those rated BB+ or lower by Standard and Poor’s Ratings Services or Ba1 or lower by Moody’s Investors Service, Inc., known as “junk bonds”). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings). A Fund considers a security to be investment grade if it has received an investment grade rating from at least one nationally recognized statistical rating organization (“NRSRO”), or is an unrated security of comparable quality as determined by the Advisor or Subadvisor. Below-investment grade, high-yield debt securities involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.
The quality limitation set forth in a Fund’s investment policy is determined immediately after the Fund’s acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Fund’s investment policy. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

EXCHANGE-TRADED FUNDS (“ETFs”)
ETFs are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) and whose underlying assets are generally stocks selected to track a particular index. Therefore, an ETF can track the performance of an index in much the same way as a traditional indexed mutual fund. But unlike many traditional investment companies, which are only bought and sold at closing NAV, ETFs are tradable in the secondary market on an intra-day basis, and are redeemed principally in-kind at each day’s next calculated NAV. Although there can be no guarantee that an ETF’s intra-day price changes will accurately track the price changes of the related index, ETFs benefit from an in-kind redemption mechanism that is designed to protect ongoing shareholders from adverse effects on the ETFs that could arise from frequent cash creation and redemption transactions. Moreover, in contrast to conventional indexed mutual funds where redemptions can have an adverse tax impact on shareholders because of the need to sell portfolio securities (which sales may generate taxable gains), the in-kind redemption mechanism of the ETFs generally will not lead to a taxable event for the ETF or its ongoing shareholders.
A Fund may purchase shares of ETFs for the limited purpose of managing the Fund’s cash position consistent with the Fund’s applicable benchmark.  For example, an ETF may be purchased if the Fund has excess cash and it may be held until the Advisor and/or Subadvisor decides to make other permissible investments.  Similarly, if the Fund should receive a large redemption request, the Fund could sell some or all of an ETF position to raise cash.  The responsible investment criteria of any Fund will not apply to an investment in an ETF or to any of the individual underlying securities held by the ETF.  Accordingly, a Fund could have indirect exposure to a company that does not meet the Fund’s responsible investment criteria and that could therefore not be purchased directly by the Fund.  ETF investments, however, (i) will not constitute a direct ownership interest in any security that does not meet applicable responsible investment criteria, (ii) will be limited to the amount of net cash available, which, in general, is not expected to be a material portion of the Fund and (iii) will be used principally to help reduce deviations from the Fund’s benchmark.
Some of the risks of investing in ETFs are similar to those of investing in an indexed mutual fund, including (i) market risk (the risk of fluctuating stock prices in general), (ii) asset class risk (the risk of fluctuating prices of the stocks represented in the ETF’s index), (iii) tracking error risk (the risk of errors in matching the ETF’s underlying assets to the index), (iv) industry concentration risk (the risk of the stocks in a particular index being concentrated in an industry performing poorly relative to other stocks) and (v) the risk that since an ETF is not actively managed it cannot sell poorly performing stocks as long as they are represented in the index. In addition, ETFs may trade at a discount from their NAV and, because ETFs operate as open-end investment companies or unit investment trusts, they incur fees that are separate from the fees incurred directly by the Funds.  Therefore, a Fund’s purchase of an ETF results in the layering of expenses, such that Fund shareholders indirectly bear a proportionate share of any operating expenses of the ETF.
FORWARD FOREIGN CURRENCY CONTRACTS (APPLIES TO ALL FUNDS EXCEPT EMERGING MARKETS EQUITY FUND)
See the description of “Forward Foreign Currency Contracts” in “Supplemental Information on Principal Investment Policies and Risks” above.
DERIVATIVES (APPLIES TO ALL FUNDS EXCEPT EMERGING MARKETS EQUITY FUND)
See the description of “Derivatives” in “Supplemental Information on Principal Investment Policies and Risks” above.
OPTIONS AND FUTURES CONTRACTS (APPLIES TO ALL FUNDS EXCEPT EMERGING MARKETS EQUITY FUND)
See the description of “Options and Futures Contracts” in “Supplemental Information on Principal Investment Policies and Risks” above.
LENDING PORTFOLIO SECURITIES
A Fund may lend portfolio securities to certain financial institutions and broker/dealers, provided the aggregate value of the securities loaned by a Fund will not exceed 33 1/3% of its total assets.
Any such loans must be secured continuously in the form of cash or securities issued or guaranteed by the U.S. Government. Unless market practice otherwise permits, the collateral for each loan will include cash or cash-equivalent collateral of at least (i) 100% for U.S. government securities (including securities issued by U.S. agencies and instrumentalities), sovereign debt issued by non-U.S. governments, and non-U.S. corporate debt securities, (ii) 102% for U.S. equity securities and U.S. corporate debt securities, and (iii) 105% for non-U.S. equity securities, which, in each case, is marked to market on a daily basis. A Fund that has made a loan must be able to terminate the loan upon notice at any time, subject to the normal settlement period for the applicable security. Each Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities, including responsible investment matters.

The advantage of such loans is that a Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral, which may be invested in accordance with the Fund’s investment objective, policies and restrictions.
Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, a Fund will make loans of its portfolio securities only to those firms the Advisor and/or Subadvisor deem creditworthy and only on terms the Advisor and/or Subadvisor believe should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Fund will recognize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.
LEVERAGE (APPLIES TO INTERNATIONAL EQUITY FUND AND INTERNATIONAL OPPORTUNITIES FUND)
To the extent that a Fund makes purchases of securities where borrowing exceeds 5% of the Fund’s total assets, the Fund may engage in transactions which create leverage. However, the Funds do not currently intend to engage in such transactions.
In leveraged transactions, borrowing magnifies the potential for gain or loss on a Fund’s portfolio securities and therefore, if employed, increases the possibility of fluctuation in the Fund’s NAV.
Any use of leverage by a Fund is premised generally upon the expectation that the Fund will achieve a greater return on its investments with the proceeds from the borrowed funds than the additional costs the Fund incurs as a result of such leverage. If the income or capital appreciation from the securities purchased with borrowed funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used.  The Advisor and/or Subadvisor may determine to maintain a Fund’s leveraged position if it expects that the long-term benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Leverage creates risks which may adversely affect the return for shareholders, including:

•	fluctuations in interest rates on borrowings and short-term debt; and

•
the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing remain fixed. If interest rates rise or if the Fund otherwise incurs losses on its investments, the Fund’s NAV attributable to its shares will reflect the resulting decline in the value of its portfolio holdings.

Capital raised through borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased.  The Funds also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. Certain types of borrowings may result in the Funds being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Funds’ ability to pay dividends and distributions on its shares in certain instances.  The Funds may also be required to pledge more assets to lenders in connection with certain types of borrowing.  The Advisor does not anticipate that these covenants or restrictions will adversely affect the ability to manage the Funds’ portfolios in accordance with the Funds’ investment objectives and policies.  These covenants or restrictions may also force a Fund to liquidate investments at times and at prices that are not favorable to the Fund, or to forgo investments that the Advisor and/or Subadvisor otherwise views as favorable.
To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so.  In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Funds may have less net investment income during periods when its borrowings are substantial.  The interest paid by the Funds on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.
To reduce the risks of borrowing, the Funds will limit its borrowings as described in the “Investment Restrictions” section.
CHARITABLE CONTRIBUTIONS
On occasion, a Fund may make de minimis charitable contributions to groups intended to further the Fund’s responsible investment purpose, including but not limited to educating investors about responsible investing.

ADDITIONAL RISK DISCLOSURE

FINANCIAL MARKETS RISK
Over the past several years, the U.S. and other countries have experienced significant disruptions to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest. While certain recent economic indicators have shown modest improvements in the capital markets, these indicators could worsen. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.
Reduced liquidity in credit and fixed-income markets may continue to negatively impact issuers worldwide. Illiquidity in these markets may reduce the amount of credit available to purchasers of raw materials, goods, and services, which may, in turn, place downward pressure on the prices of economic staples. It may also result in issuers facing increased difficulty obtaining financing and, ultimately, a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the Funds.  The Advisor and each Subadvisor generally will take these and other economic conditions into consideration when making investment decisions for a Fund and will seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that the Advisor or Subadvisor will be successful in doing so.
The total public debt of the U.S. as a percentage of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Government agencies project that the U.S. will continue to maintain high debt levels for the foreseeable future. Although high debt levels are not necessarily indicators or causes of economic problems, they may create certain systemic risks if sound debt management practices are not implemented. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. Among other reasons for the downgrade, S&P cited controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and volatility. The downgrade may also adversely affect the market prices and yields of securities backed by the U.S.
In light of these and other conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration, and regulators have increased their focus on the regulation of the financial services industry. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.
Fixed-income markets have recently experienced a period of relatively high volatility. Amid an improving economy and the cessation of the quantitative easing program, the Funds may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. U.S. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Funds’ investments, which could cause the value of a Fund’s investments and the Fund’s share price to decline or create difficulties for the Fund in disposing of investments.  A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a Fund that does not invest in derivatives. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Fund. To the extent a Fund experiences high redemptions because of these policy changes, a Fund may experience increased portfolio turnover, which will increase the costs that a Fund incurs and lower a Fund’s performance.
CYBERSECURITY RISK
The Funds and their service providers may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Funds or their investment advisor, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such companies to lose value.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS
Each Fund has adopted the following fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund as defined under the Investment Company Act of 1940, as amended (the “1940 Act”).
International Equity Fund and International Opportunities Fund: Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

1.
No Fund may concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured thereby).

2.
No Fund may issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed).

3.	No Fund may underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

4.
No Fund may invest directly in commodities or real estate, although a Fund may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate, or real estate mortgages.

5.
No Fund may lend any security or make any loan, including engaging in repurchase agreements, if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

Under current law, a diversified investment company, with respect to 75% of its total assets, can invest no more than 5% of its total assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer.
Under the interpretation of the Securities and Exchange Commission (“SEC”) staff, “concentrate” means to invest 25% or more of total assets in the securities of issuers primarily engaged in any one industry or group of industries.
Each Fund may invest up to 10% of its net assets in reverse repurchase agreements.
Under current law a Fund may underwrite securities only in compliance with the conditions of sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Fund may underwrite securities to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in selling a portfolio security.
NONFUNDAMENTAL INVESTMENT RESTRICTIONS
The Board has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.
Capital Accumulation Fund and International Equity Fund:

1.
The Funds may not enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Fund’s total assets. International Equity Fund will not make any purchases of securities if borrowing exceeds 15% of total assets of the Fund. Capital Accumulation Fund will not make any purchases of securities if borrowing exceeds 5% of total assets of the Fund.

2.
The Funds may not purchase illiquid securities if more than 15% of the value of the Fund’s net assets would be invested in such securities. International Equity Fund may buy and sell securities outside the U.S. that are not registered with the SEC or marketable in the U.S.

3.	The Funds may not make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on futures contracts.

4.
The Funds may not enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund’s net assets.

5.
The Funds may not purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund’s total assets.

6.
International Equity Fund may not write, purchase or sell puts, calls or combinations thereof except that International Equity Fund may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and the Fund may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, and (b) purchase exchange-traded call options and put options and purchase call and put options traded over the counter, provided  that the premiums on all outstanding call and put options do not exceed 5% of the Fund’s total assets, and enter into closing sale transactions with respect to such options.

7.	International Equity Fund will, under normal circumstances, invest at least 80% of its net assets in equity securities of foreign companies.

8.
International Equity Fund may not invest in securities of U.S. issuers if more than 5% of the value of the Fund’s net assets would be invested in such securities, excluding Special Equities and High Social Impact Investments.

9.
International Equity Fund may, under normal circumstances, from time to time, have more than 25% of its assets invested in any major industrial or developed country which in the view of the Advisor and the Subadvisors poses no unique investment risk. The Advisor and the Subadvisors consider an investment in a given foreign country to have “no unique investment risk” if the Fund’s investment in that country is not disproportionate to the relative size of the country’s market versus the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) or World Index or other comparable index, and if the capital markets in that country are mature, and of sufficient liquidity and depth.

10.	International Equity Fund may invest up to 30% of its net assets in developing countries.

11.	International Equity Fund, under normal circumstances, will invest at least 1% of its net assets in investments in Africa.

12.	Capital Accumulation Fund may not purchase the obligations of foreign issuers if, as a result, such securities would exceed 25% of the value of the Fund’s net assets.

13.
With respect to Fundamental Investment Restriction (3) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Funds may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund’s total assets.

International Opportunities Fund:

1.
The Fund may not enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Fund’s total assets. The Fund will not make any purchases of securities if borrowing exceeds 5% of total assets of the Fund.

2.
The Fund may not purchase illiquid securities if more than 15% of the value of the Fund’s net assets would be invested in such securities. The Fund may buy and sell securities outside the U.S. that are not registered with the SEC or marketable in the U.S.

3.	The Fund may not make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on futures contracts.

4.
The Fund may not enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund’s net assets.

5.
The Fund may not purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund’s total assets.

6.
The Fund may not write, purchase or sell puts, calls or combinations thereof except that the Fund may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and the Fund may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, and (b) purchase exchange-traded call options and put options and purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of the Fund’s total assets, and enter into closing sale transactions with respect to such options.

7.
The Fund may not invest in securities of U.S. issuers if more than 10% of the value of the Fund’s net assets would be invested in such securities, excluding Special Equities and High Social Impact Investments.

8.	The Fund may invest up to 20% of its assets in developing countries.

9.
With respect to Fundamental Investment Restriction (3) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund’s total assets.

10.	The Fund may not purchase or retain securities issued by companies for the purpose of exercising control.
Emerging Markets Equity Fund:

1.	The Fund will, under normal circumstances, invest at least 80% of its assets, including borrowings for investment purposes, in equity securities of companies located in emerging market countries.

2.	The Fund will not make any purchases of securities if borrowing exceeds 5% of total assets of the Fund.

3.
The Fund may not purchase illiquid securities if more than 15% of the value of the Fund’s net assets would be invested in such securities. The Fund may buy and sell securities outside the U.S. that are not registered with the SEC or marketable in the U.S.

4.	The Fund may not make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on futures contracts.

5.
The Fund may not enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund’s net assets.

6.
The Fund may not purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund’s total assets.

7.
With respect to Fundamental Investment Restriction (2) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund’s total assets.

8.	The Fund may not purchase or retain securities issued by companies for the purpose of exercising control.
With respect to each Fund, except for the liquidity and borrowing restrictions, any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If for any reason a Fund should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders.
Distributions of realized net capital gains, if any, are normally paid once a year; however, the Funds do not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. Capital loss carryforwards as of September 30, 2015 were as follows:

Capital Accumulation Fund	$0
International Equity Fund	$135,982,760
International Opportunities Fund	$0
Emerging Markets Equity Fund	$248,421
The Funds are required to withhold 28% of any reportable dividends and long-term capital gain distributions paid and 28% of each reportable redemption transaction if: (a) the shareholder’s social security number or other taxpayer identification number

(“TIN”) is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder’s correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Funds are notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
In addition, the Funds are required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Funds: (a) the shareholder’s name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; (c) the Fund’s identifying CUSIP number; and (d) cost basis information for shares acquired on or after January 1, 2012.
Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens, certain foreign partnerships and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Funds for further information.
Because International Equity Fund, International Opportunities Fund and Emerging Markets Equity Fund each had more than 50% of its total assets invested in foreign securities at its fiscal year end, each is eligible to pass through any applicable foreign tax credits to its shareholders under Section 853 of the Code.  Furthermore, dividends paid by a Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert. In addition, for individual investors, some dividends may be identified as “qualified dividend income” and be eligible for the reduced federal tax rate.

NET ASSET VALUE

The public offering price of the shares of each Fund is the respective NAV per share (plus, for Class A shares, the applicable sales charge). A Fund’s NAV per share is determined by dividing total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for each class. The NAV fluctuates based on the respective market values of a Fund’s investments. The NAV per share of each of the Funds is determined every business day as of the close of the regular session of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time).  The Funds do not determine NAV on certain national holidays or other days on which the NYSE is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In calculating NAV, each Fund follows standard industry practice by recording security transactions and their valuations on the business day following the security transaction trade date. This practice is known as “trade date plus one” or “T + 1 accounting.” Thus, changes in holdings of portfolio securities are reflected in the first calculation of net asset value on the first business day following the trade date, as permitted by applicable law. Security transactions for money market instruments are recorded on the trade date.
Below is a specimen price-make-up sheet showing how the Funds calculate the total offering price per share.
Net Asset Value and Offering Price Per Share, as of September 30, 2015

Capital Accumulation Fund
Class A net asset value per share	$33.41
($223,328,233 / 6,684,600 shares)
Maximum sales charge, Class A	$1.67
(4.75% of offering price)
Offering price per share, Class A	$35.08

Class C net asset value and offering price per share	$25.62
($29,836,895 / 1,164,619 shares)

Class I net asset value and offering price per share	$38.05
($236,228,287 / 6,208,603 shares)

Class Y net asset value and offering price per share	$33.78
($13,129,975 / 388,740 shares)

International Equity Fund
Class A net asset value per share	$15.62
($167,224,905 / 10,706,550 shares)
Maximum sales charge, Class A	$0.78
(4.75% of offering price)
Offering price per share, Class A	$16.40

Class C net asset value and offering price per share	$13.47
($15,997,034 / 1,187,167 shares)
Class I net asset value and offering price per share	$16.73
($147,613,901 / 8,824,625 shares)

Class Y net asset value and offering price per share	$16.54
($20,490,931 / 1,238,872 shares)

International Opportunities Fund
Class A net asset value per share	$14.58
($99,907,526 / 6,853,618 shares)
Maximum sales charge, Class A	$0.73
(4.75% of offering price)
Offering price per share, Class A	$15.31

Class C net asset value and offering price per share	$14.28
($5,029,824 / 352,326 shares)

Class I net asset value and offering price per share	$14.38
($40,833,210 / 2,838,713 shares)

Class Y net asset value and offering price per share	$13.99
($33,299,476 / 2,379,652 shares)

Emerging Markets Equity Fund

Class A net asset value per share	$10.90
($23,568,990 / 2,163,207 shares)
Maximum sales charge, Class A	$0.54
(4.75% of offering price)
Offering price per share, Class A	$11.44

Class C net asset value and offering price per share	$10.74
($566,002 / 52,717 shares)

Class I net asset value and offering price per share	$10.99
($39,100,865 / 3,556,324 shares)

Class Y net asset value and offering price per share	$11.10
($6,889,210 / 620,817 shares)

CALCULATION OF TOTAL RETURN

Each Fund may advertise “total return.” Total return is calculated separately for each class. Total return differs from yield in that yield figures measure only the income component of a Fund’s investments, while total return includes not only the effect of income dividends but also any change in NAV, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. Note: “Total Return” as quoted in the Financial Highlights section of a Fund’s Prospectus and Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to “return without maximum load” (or “w/o max load” or “at NAV”) as referred to herein. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.
Total return before taxes is computed according to the following formula:
P(1 + T)n = ERV
where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.
Total return after taxes on distributions is computed according to the following formula:
P(1 +T)n = ATV D
where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years and ATV D  = the ending  value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.
Total return after taxes on distributions and sale of fund shares is computed according to the following formula:
P(1 +T)n = ATV DR
where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemption); n = number of years and ATV DR = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of such periods (or portions thereof if applicable), after taxes on fund distributions and redemption.
Total return is historical in nature and is not intended to indicate future performance. All total return quotations, including returns after taxes, reflect the deduction of a Fund’s maximum sales charge (“return with maximum load”), except quotations of “return without maximum load” (or “without CDSC” or “at NAV”) which do not deduct a sales charge. Return without maximum load, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Thus, in the above formula, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect deduction of any sales charge; for return with maximum load, P = a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated. Class I shares do not have a sales charge.
In the table below, after-tax returns are shown only for Class A shares. The standardized total return for Class C shares of International Opportunities Fund is "linked" to the Class A total return for the period prior to July 31, 2007, the inception date for Class C shares. Class C investment performance results for International Opportunities for the period prior to July 31, 2007 are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge.) Actual Class C share performance would have been lower than Class A share performance because Class C has higher class-specific expenses than Class A. The standardized total returns for Class Y for each Fund are “linked” to the Class A total returns for the respective Fund as follows: for Capital Accumulation Fund, for the period prior to January 31, 2011 (inception date for the Fund’s Class Y shares); and for International Equity Fund and International Opportunities Fund, for the period prior to October 31, 2008 (inception date for the Funds’ Class Y shares). Class Y investment performance results for Capital Accumulation Fund for the period prior to January 31, 2011, and for International Equity Fund and International Opportunities Fund for the period prior to October 31, 2008, are for Class A at NAV (i.e., they do not reflect the deduction of Class A front-end sales charge). Actual Class Y performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A.

Returns for each Fund’s shares for the periods indicated are as follows:
CALVERT CAPITAL ACCUMULATION FUND
Before Taxes

Periods Ended September 30, 2015	Class A Total Return		Class C Total Return		Class I Total Return	Class Y Total Return
	With	Without	With	Without
	Maximum Load		CDSC
One Year	-0.08%	4.90%	3.09%	4.09%	5.53%	5.16%
Five Years	12.63%	13.73%	12.82%	12.82%	14.45%	13.93%
Ten Years	6.94%	7.46%	6.62%	6.62%	8.29%	7.56%
After Taxes on Distributions

Periods Ended September 30, 2015	Class A Total Return With Maximum Load
One Year	-3.92%
Five Years	10.97%
Ten Years	6.13%
After Taxes on Distributions and Sale of Fund Shares

Periods Ended September 30, 2015	Class A Total Return With Maximum Load
One Year	2.14%
Five Years	10.03%
Ten Years	5.58%
CALVERT INTERNATIONAL EQUITY FUND
Before Taxes

Periods Ended September 30, 2015	Class A Total Return		Class C Total Return		Class I Total Return	Class Y Total Return
	With	Without	With	Without
	Maximum Load		CDSC
One Year	-9.29%	-4.78%	-6.62%	-5.67%	-4.27%	-4.52%
Five Years	2.14%	3.13%	2.20%	2.20%	3.83%	3.51%
Ten Years	-0.03%	0.46%	-0.41%	-0.41%	1.15%	0.73%
After Taxes on Distributions

Periods Ended September 30, 2015	Class A Total Return With Maximum Load
One Year	-9.54%
Five Years	2.15%
Ten Years	-0.44%

After Taxes on Distributions and Sale of Fund Shares

Periods Ended September 30, 2015	Class A Total Return With Maximum Load
One Year	-5.26%
Five Years	1.80%
Ten Years	0.33%
CALVERT INTERNATIONAL OPPORTUNITIES FUND
Before Taxes

Periods Ended September 30, 2015	Class A Total Return		Class C Total Return*		Class I Total Return	Class Y Total Return*
	With	Without	With	Without
	Maximum Load		CDSC
One Year	-8.87%	-4.32%	-6.04%	-5.09%	-3.86%	-4.11%
Five Years	4.51%	5.54%	4.64%	4.64%	6.02%	5.79%
Ten Years	N/A	N/A	N/A	N/A	N/A	N/A
From Inception*	0.48%	1.07%	0.25%	0.25%	1.53%	1.25%
After Taxes on Distributions

Periods Ended September 30, 2015	Class A Total Return With Maximum Load
One Year	-10.75%
Five Years	4.12%
Ten Years	N/A
From Inception*	0.24%
After Taxes on Distributions and Sale of Fund Shares

Periods Ended September 30, 2015	Class A Total Return With Maximum Load
One Year	-4.06%
Five Years	3.62%
Ten Years	N/A
From Inception*	0.43%
* Inception Dates
Class A     May 31, 2007

Class C	Performance for Class C shares is “linked” to Class A shares at NAV for the period prior to July 31, 2007, which is the actual inception date for Class C shares.

Class I	May 31, 2007

Class Y	Performance for Class Y shares is “linked” to Class A shares at NAV for the period prior to October 31, 2008, which is the actual inception date for Class Y shares.

CALVERT EMERGING MARKETS EQUITY FUND
Before Taxes

Periods Ended September 30, 2015	Class A Total Return		Class C Total Return		Class I Total Return	Class Y Total Return
	With	Without	With	Without
	Maximum Load		CDSC
One Year	-18.28%	-14.18%	-15.83%	-14.98%	-13.92%	-13.96%
Five Years	N/A	N/A	N/A	N/A	N/A	N/A
Ten Years	N/A	N/A	N/A	N/A	N/A	N/A
From Inception*	-1.52%	0.14%	-0.82%	-0.82%	0.47%	0.41%
After Taxes on Distributions

Periods Ended September 30, 2015	Class A Total Return With Maximum Load
One Year	-19.49%
Five Years	N/A
Ten Years	N/A
From Inception*	-2.76%
After Taxes on Distributions and Sale of Fund Shares

Periods Ended September 30, 2015	Class A Total Return With Maximum Load
One Year	-10.35%
Five Years	N/A
Ten Years	N/A
From Inception*	-1.56%
* Inception Dates
Class A    October 29, 2012
Class C     October 29, 2012
Class I     October 29, 2012
Class Y     October 29, 2012
Total return, like NAV per share, fluctuates in response to changes in market conditions. Total return for any particular time period should not be considered an indication of future return.

PURCHASE AND REDEMPTION OF SHARES

Each Fund has authorized one or more broker/dealers to receive on its behalf purchase and redemption orders.  Such broker/dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer’s authorized designee, receives the order in good order. The customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker/dealer or the broker/dealer’s authorized designee.
The Funds have no arrangement with any person to permit frequent purchases and redemptions of Fund shares.
The Funds do not issue share certificates. Shares are electronically recorded.  If you are redeeming or exchanging shares represented by certificates previously issued by a Fund, you must return the certificates to the Fund’s transfer agent with your written redemption or exchange request.  If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person.
Each Fund has filed a notice of election with the SEC pursuant to Rule 18f-1 under the 1940 Act.  The notice states that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the NAV of the Fund, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). The notice of election is irrevocable while Rule 18f-1 is in effect unless the SEC permits the withdrawal of such notice.
See the Prospectus for additional details on purchases and redemptions.

DIRECTORS AND OFFICERS

The Board of Directors supervises each Fund’s activities and reviews its contracts with companies that provide it with services.  Business information about the Directors and Officers as well as information regarding the experience, qualifications, attributes and skills of the Directors is provided below.  Independent Directors refers to those Directors who are not “interested persons” as that term is defined in the 1940 Act and the rules thereunder.

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT DIRECTORS
REBECCA L. ADAMSON AGE: 66	Director	2005	President of the national non-profit, First People’s Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People’s Worldwide is the only American Indian alternative development institute in the country.	20	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 67	Director & Chair	2005	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	27	• None
JOHN G. GUFFEY, JR. AGE: 67	Director	1992	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	27	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES D. HARPER, III AGE: 53	Director	2005	Partner, Carr Riggs & Ingram (public accounting firm) since September 2013. Partner, Gainer Donnelly & Desroches (public accounting firm)(now Carr Riggs & Ingram), 1999-2013.	20	• Bridgeway Funds (14) (asset management)
JOY V. JONES AGE: 65	Director	2005	Attorney.	20	• Director, Conduit Street Restaurants SUD 2 Limited • Director, Palm Management Corporation
TERRENCE J. MOLLNER, Ed.D. AGE: 71	Director	1992	Founder, Chairperson and President of Trusteeship Institute, Inc., an educational organization focused on the personal skills and organizations described in Dr. Mollner’s book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider.	20	• Calvert Social Investment Foundation • Ben & Jerry’s Homemade, Inc. (food products)
SYDNEY A. MORRIS AGE: 66	Director	2005	The Rev. Dr. Morris is a Unitarian Universalist minister.	20	• None

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED DIRECTORS
D. WAYNE SILBY, Esq.* AGE: 67	Director	1992	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	27
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR* AGE: 56	Director & President	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	40
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Executive Vice President, Chief Financial Officer and Chief Operating Officer of Calvert Investments, Inc. since October 2015; Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. (March 2015 - September 2015). Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.

ROBERT D. BENSON, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

STU DALHEIM AGE: 46	Vice President	2015	Vice President - Shareholder Advocacy for the Advisor.
MATTHEW DUCH** Age: 40	Vice President	2011	Vice President of the Advisor and portfolio manager for Calvert’s taxable fixed-income funds.
ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Vice President, Corporate Finance, of Calvert Investments, Inc.; Acting Chief Financial Officer of Calvert Investments, Inc. (September 2014 - March 2015)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
PATRICK FAUL AGE: 51	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager, Calvert Investments, Inc.
JADE HUANG AGE: 41	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
VISHAL KHANDUJA, CFA AGE: 38	Vice President	2014
Head of Taxable Fixed Income (since 2015) and Vice President of the Advisor (since 2014); Portfolio Manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

ERICA LASDON AGE: 45	Assistant Vice President	2015	Director of Sustainability Research since August 2015 and Senior Sustainability Analyst and Manager prior to August 2015, Advisor.
JOSHUA LINDER AGE: 30	Vice President	2015	Equity Portfolio Manager since November 2015, Assistant Portfolio Manger (January 2014 - October 2015) and Equity Analyst (2011 - 2013), Advisor.
CHRISTOPHER MADDEN AGE: 40	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
ANDREW K. NIEBLER, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 48	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

* Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor. Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
** Effective June 30, 2016, Matthew Duch will no longer serve as an officer of Calvert World Values Fund, Inc.
The address of the Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. As of December 31, 2015, the Directors and Officers as a group owned less than 1% of each Fund’s outstanding shares.
Additional Information about the Directors
The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board believes that the Directors’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, Subadvisors, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Directors, support this conclusion.  The Board has also considered the contributions that each Director can make to the Board and the Funds.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Director:  Ms. Adamson, experience as a president of a non-profit organization and experience as a board member of a private foundation; Mr. Baird, experience as a chief executive officer of a non-profit corporation; Mr. Guffey, experience as a director and officer of private companies and experience as a board member of various organizations; Mr. Harper, experience as a partner of a public accounting firm and experience as a board member of a mutual fund complex; Ms. Jones, legal experience and experience as a director of a private foundation; Mr. Mollner, experience as a board member of various organizations; Rev. Dr. Morris, ecclesiastical leadership experience; Mr. Silby, experience as a director and officer of private companies and experience as a board member of various organizations; and Mr. Streur, leadership roles within the Advisor and certain of its affiliates, and experience building and managing investment management firms.  References to the experience, qualifications, attributes and/or skills of the Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having special expertise or experience, and shall not impose any greater responsibility or liability on any such Director or on the Board by reason thereof.

Board Structure
The Board is responsible for overseeing the management and operations of the Funds.  The Board consists of seven Independent Directors and two Directors who are interested persons of the Funds.  Richard L. Baird, Jr., who is an Independent Director, serves as Chairperson of the Board.  The Board has five standing Committees:  the Governance Committee, the Audit Committee, the Social Committee, the Investment Performance Oversight Committee and the Special Equities Committee.  Each of the Governance, Audit, Social and Investment Performance Oversight Committees is chaired by an Independent Director.  In addition, each of the Governance and Audit Committees is composed solely of Independent Directors.
Through the Governance and Audit Committees, the Independent Directors consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for Fund management.  The Independent Directors also regularly meet outside the presence of Fund management and are advised by independent legal counsel.  The Board has determined that its committees help ensure that the Funds have effective and independent governance and oversight.  The Board has also determined that its leadership structure is appropriate given the Advisor’s sponsorship of the Funds and that investors have selected the Advisor to provide overall management to the Funds.  The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from Fund management.
The Governance Committee addresses matters of fund governance, including policies on Director compensation and on Board and Committee structure and responsibilities. The functions of the Governance Committee of the Board also include those of a nominating committee, e.g., the initiation and consideration of nominations for the appointment or election of independent Directors of the Board.  These matters were addressed in meetings held five times in the past fiscal year.  The current members of this Committee are Rev. Dr. Morris and Messrs. Baird and Harper, each an Independent Director.
The Audit Committee approves and recommends to the Board independent public accountants to conduct the annual audit of each Fund’s financial statements; reviews with the independent public accountants the outline, scope, and results of the annual audit; and reviews the performance and fees charged by the independent public accountants for professional services.  In addition, the Audit Committee meets with each Fund’s independent public accountants and representatives of Fund management to review accounting activities and areas of financial reporting and control. The Audit Committee is responsible for fair valuation of Special Equities investments and also oversees Calvert’s High Social Impact Investments program and Fund purchases of Community Investment Notes issued by the Calvert Social Investment Foundation. This Committee met eleven times in the past fiscal year. The current members of this Committee are Ms. Jones and Messrs. Baird, Harper and Mollner, each an Independent Director.
The Social Committee addresses matters relating to the responsible investment criteria used by the Funds and their application. This Committee met five times in the past fiscal year.  The current members of this Committee are Mses. Adamson and Jones, Rev. Dr. Morris and Mr. Streur. With the exception of Mr. Streur, the members of this Committee are Independent Directors.
The Investment Performance Oversight Committee oversees the Funds’ investment performance, including the performance of the Funds’ subadvisors. This Committee met five times in the past fiscal year.  The current members of this Committee are Ms. Adamson and Messrs. Guffey, Silby and Streur. With the exceptions of Messrs. Silby and Streur, the members of this Committee are Independent Directors.
The Special Equities Committee oversees the Funds’ Special Equities program, including review and selection of the social venture capital investments. This Committee met ten times in the past fiscal year. The current members of this Committee are Messrs. Baird, Guffey, Mollner and Silby.  With the exceptions of Mr. Silby, the members of this Committee are Independent Directors.
The Board has retained Broadridge to provide the Board with an independent analysis of investment performance and expenses for each Fund, in connection with the Board’s annual consideration of the renewal of the Funds’ investment advisory, subadvisory and underwriting agreements, as required by Section 15(c) of the 1940 Act.
Board Oversight of Risk
An integral part of the Board’s overall responsibility for overseeing the management and operations of the Funds is the Board’s oversight of the risk management of the Funds’ investment programs and business affairs.  The Funds are subject to a number of risks, such as investment risk, credit and counterparty risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  The Funds, the Advisor, the Subadvisors and other service providers to the Funds have implemented various processes, procedures and controls to identify and address risks to the Funds.  Different processes, procedures and controls are employed with respect to different types of risks.
The Board exercises oversight of the risk management process primarily through the Audit and Investment Performance Oversight Committees, and through oversight by the Board itself.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board requires management of the Advisor and the Funds, including the Funds’ Chief Compliance Officer (“CCO”), to report to the Board and the Committees of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings.  The Board and the Audit Committee receive regular reports from the Funds’ independent public accountants on internal control and financial reporting matters.  On at least a quarterly basis, the Independent Directors meet with the Funds’ CCO, including outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Funds’ CCO regarding the operation of the compliance policies and procedures of each Fund and its primary service providers.  The Board and the Investment Performance Oversight Committee also receive regular reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Funds’ securities, except for Special Equities securities, which are fair valued by the Board’s Special Equities Committee.  The Board also receives reports from the Funds’ primary service providers, including the Subadvisors, regarding their operations as they relate to the Funds.
Directors’ Ownership of Fund Shares
The Directors owned shares in the Funds and in all other Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2015:
CAPITAL ACCUMULATION FUND

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Director in Calvert Family of Funds
Independent Directors
Rebecca Adamson	$10,001-$50,000	>$100,000
Richard L. Baird, Jr.	None	>$100,000
John G. Guffey, Jr.	$50,001-$100,000	>$100,000
Miles D. Harper, III	None	>$100,000
Joy V. Jones	>$100,000	>$100,000
Terrence J. Mollner	$1-$10,000	$50,001-$100,000
Sydney A. Morris	None	$50,001-$100,000
Interested Directors
D. Wayne Silby, Esq.	$10,001-$50,000	>$100,000
John H. Streur	None	>$100,000
INTERNATIONAL EQUITY FUND

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Director in Calvert Family of Funds
Independent Directors
Rebecca Adamson	$10,001-$50,000	>$100,000
Richard L. Baird, Jr.	$10,001-$50,000	>$100,000
John G. Guffey, Jr.	$50,001-$100,000	>$100,000
Miles D. Harper, III	None	>$100,000
Joy V. Jones	$10,001-$50,000	>$100,000
Terrence J. Mollner	$1-$10,000	$50,001-$100,000
Sydney A. Morris	None	$50,001-$100,000
Interested Directors
D. Wayne Silby, Esq.	None	>$100,000
John H. Streur	None	>$100,000

INTERNATIONAL OPPORTUNITIES FUND

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Director in Calvert Family of Funds
Independent Directors
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	$10,001-$50,000	>$100,000
John G. Guffey, Jr.	$50,001-$100,000	>$100,000
Miles D. Harper, III	$1-$10,000	>$100,000
Joy V. Jones	$1-$10,000	>$100,000
Terrence J. Mollner	$1-$10,000	$50,001-$100,000
Sydney A. Morris	None	$50,001-$100,000
Interested Directors
D. Wayne Silby, Esq.	$50,001-$100,000	>$100,000
John H. Streur	None	>$100,000
EMERGING MARKETS EQUITY FUND

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Director in Calvert Family of Funds
Independent Directors
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	None	>$100,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
Miles D. Harper, III	None	>$100,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner	None	$50,001-$100,000
Sydney A. Morris	None	$50,001-$100,000
Interested Directors
D. Wayne Silby, Esq.	>$100,000	>$100,000
John H. Streur	None	>$100,000
Directors’ Compensation
Director Compensation Table
Calvert World Values Fund, Inc.
The following table (unaudited numbers) sets forth information describing the compensation of each Director for his/her services to the Funds for the Funds’ most recent fiscal year ended September 30, 2015 and to all of the portfolios in the Fund Complex.  Each Fund within Calvert World Values Fund, Inc. is responsible for a proportionate share of these payments.

Name of Person, Position	Aggregate Compensation From Funds (Includes Pension or Retirement Benefits)	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Total Compensation From Funds and Fund Complex Paid to Directors***
Rebecca Adamson** (Director)	$9,698	$1469	$72,500
Richard L. Baird, Jr.** (Director & Chair)	$11,755	$3,804	$159,750
John Guffey, Jr.** (Director)	$10,015	$1,381	$132,750
Miles D. Harper, III** (Director)	$10,132	$10,132	$75,750
Joy V. Jones** (Director)	$10,232	$6,047	$76,360
Terrence J. Mollner, Ed.D** (Director)	$9,710	$2,233	$74,241
Sydney A. Morris** (Director)	$10,343	$785	$77,250
D. Wayne Silby, Esq.*,** (Director)	$10,754	$813	$134,150
John H. Streur* (Director & President)	$0	$0	$0

*Mr. Silby is an interested person of the Funds since he is a Director of the parent company of the Advisor. Mr. Streur is an interested person of the Funds since he is an Officer and Director of the Advisor and certain affiliates.
**Mses. Adamson and Jones, Rev. Dr. Morris and Messrs. Baird, Guffey, Harper, Mollner and Silby have chosen to defer a portion of their compensation. As of September 30, 2015, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $228,163; $954,963; $116,608; $993,097; $557,424; $918,516; $71,516; and $1,003,799, for each of them, respectively.
***As of September 30, 2015, the Fund Complex consisted of forty (40) Funds, and as of February 1. 2016, forty-two (42) Funds.
Directors not employed by the Advisor or its affiliates may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any Calvert Fund through the Directors’ Deferred Compensation Plan. Management believes this will have a negligible effect on each Fund’s assets, liabilities, net assets, and net income per share.

INVESTMENT ADVISOR AND SUBADVISORS

The Funds’ Investment Advisor is Calvert Investment Management, Inc. (“Calvert” or the “Advisor”), a subsidiary of Calvert Investments, Inc., which is a subsidiary of Ameritas Mutual Holding Company. Under the Investment Advisory Agreement with respect to the Funds, the Advisor provides investment advice to the Funds and oversees the day-to-day operations, subject to the supervision and direction of the Board. The Advisor provides the Funds with investment supervision and management, and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Directors who are employees of the Advisor or its affiliates. The Funds pay all their other respective administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; federal and state securities registration fees; salaries, fees and expenses of Directors, executive officers and employees of the Funds, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; shareholder meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.
Under the Investment Advisory Agreement, for services provided to the Capital Accumulation Fund, the Advisor receives an annual fee, payable monthly, of 0.65% of the Fund’s average daily net assets. For services provided to the International Equity Fund, the Advisor receives an annual fee, payable monthly, of 0.75% of the Fund’s average daily net assets up to and including $250 million, 0.725% of the next $250 million, and 0.675% on assets in excess of $500 million. For services provided to the International Opportunities Fund, the Advisor receives an annual fee, payable monthly, of 0.75% of the Fund’s average daily net assets. For services provided to the Emerging Markets Equity Fund, the Advisor receives an annual fee, payable monthly, of 0.95% of the Fund’s average daily net assets. The investment advisory fee for a Fund includes the cost of evaluating investments according to that Fund’s responsible investment criteria.
The Advisor reserves the right to (i) waive all or a part of its fee; (ii) reimburse a Fund for expenses; and (iii) pay broker/dealers in consideration of their promotional or administrative services. The Advisor may, but is not required to, waive current payment of its fees or reimburse expenses of the Fund, except as noted in the Fund’s Prospectus. Investment advisory fees are allocated among classes as a Fund-level expense based on net assets.
The advisory fees paid to the Advisor by the Funds for the past three fiscal years were as follows:

	2013	2014	2015
Capital Accumulation Fund	$2,029,599	$2,632,849	$3,019,915
International Equity Fund	$2,403,601	$2,878,134	$2,822,908
International Opportunities Fund	$469,065	$717,239	$1,105,090
Emerging Markets Equity Fund	$234,687	$504,435	$650,618
During the 2013, 2014 and 2015 fiscal years, the Advisor voluntarily waived fees in International Opportunities Fund of $11,266, $4,106 and $34,305, respectively.
Subadvisors
Advisory Research, Inc. (“ARI”) is a Delaware corporation.  ARI is a wholly owned subsidiary of Piper Jaffray & Co.  ARI receives a subadvisory fee, paid by the Advisor, of 0.53% of the average daily net assets of the International Opportunities Fund up to and including $500 million and 0.44% of assets in excess of $500 million.
Trilogy Global Advisors, LP (“Trilogy”) is a Delaware limited partnership.  Affiliated Managers Group, Inc., a publicly traded asset management company, holds a majority equity interest in Trilogy.  The remaining equity interests are held by Trilogy employees.  Trilogy receives a subadvisory fee, paid by the Advisor, of 0.53% of the average daily net assets of the International Opportunities Fund up to and including $500 million and 0.44% of assets in excess of $500 million.
Hermes Investment Management Limited (“Hermes”) is a wholly owned subsidiary of Hermes Fund Managers Limited, which is 100% owned by BriTel Fund Trustees Limited.  Hermes receives a subadvisory fee, paid by the Advisor, of 0.65% of the average daily net assets of the Emerging Markets Equity Fund. Hermes may voluntarily waive a portion of its subadvisory fee from time to time, and any such waiver may be discontinued at any time.
The Advisor and each Fund have received an exemptive order to permit it and the Advisor to enter into and materially amend the respective Investment Subadvisory Agreement (entered into with any subadvisor that is not an “affiliated person,” as defined in Section 2(a)(3) of the 1940 Act) without shareholder approval. Within 90 days of the hiring of any Subadvisor or the implementation of any material change in the Investment Subadvisory Agreement, the affected Fund will furnish its shareholders information about the new Subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Subadvisor or any material change in the Investment Subadvisory Agreement of the Fund. The Fund will meet this condition by providing shareholders, within 90 days of the hiring of the Subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.

PORTFOLIO MANAGER DISCLOSURE

Additional information about each Fund’s Portfolio Managers, identified in the Prospectus of the Fund, is provided below.
The information included herein relating to Matthew Duch is deleted as of June 30, 2016.
A. Other Accounts Managed by Portfolio Managers of the Fund
The following Portfolio Managers of the Funds are also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below.  This information includes accounts managed by any group which includes the identified Portfolio Manager.  The “Other Accounts” category includes accounts managed in the Portfolio Manager’s personal as well as professional capacities.
CAPITAL ACCUMULATION FUND
Calvert: Joshua Linder, CFA

Accounts Managed (not including Capital Accumulation Fund) as of April 30, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	8	5	5
Total Assets in Other Accounts Managed	$2,231,840,724	$247,622,838	$43,065,485
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Christopher Madden, CFA

Accounts Managed (not including Capital Accumulation Fund) as of April 30, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	0	5
Total Assets in Other Accounts Managed	$1,753,094,245	$0	$43,065,485
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Calvert: Kurt Moeller, CFA

Accounts Managed (not including Capital Accumulation Fund) as of April 30, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	0	5
Total Assets in Other Accounts Managed	$1,323,056,946	$0	$43,065,485
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Jade Huang

Accounts Managed (not including Capital Accumulation Fund) as of April 30, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	0	5
Total Assets in Other Accounts Managed	$1,753,094,245	$0	$43,065,485
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
INTERNATIONAL EQUITY FUND
Calvert: Joshua Linder, CFA

Accounts Managed (not including International Equity Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	0	0
Total Assets in Other Accounts Managed	$1,090,577,511	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Christopher Madden, CFA

Accounts Managed (not including International Equity Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Kurt Moeller, CFA

Accounts Managed (not including International Equity Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Calvert: Jade Huang

Accounts Managed (not including International Equity Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
INTERNATIONAL OPPORTUNITIES FUND
ARI: Drew Edwards

Accounts Managed (not including International Opportunities Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	4	13
Total Assets in Other Accounts Managed	$221,268,000,000	$94,478,000	$1,099,897,000
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	1
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$39,300,000
ARI: Marco P. Priani, CFA, CPA, FRM

Accounts Managed (not including International Opportunities Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	4	13
Total Assets in Other Accounts Managed	$221,268,000,000	$94,478,000	$1,099,897,000
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	1
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$39,300,000
Trilogy: William Sterling, Ph.D.

Accounts Managed (not including International Opportunities Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	2	12	33
Total Assets in Other Accounts Managed	$101,211,245	$2,218,507,187	$6,505,170
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	10	4
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$768,957,982	$915,803,948
Trilogy: Gregory J. Gigliotti

Accounts Managed (not including International Opportunities Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	1	3	23
Total Assets in Other Accounts Managed	$13,571,818	$338,188,642	$4,132,608,942
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	1	3
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$132,806,363	$804,721,261

Trilogy: Jessica Reuss, CFA

Accounts Managed (not including International Opportunities Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	1	0	0
Total Assets in Other Accounts Managed	$21,318,653	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Trilogy: David Runkle, Ph.D., CFA

Accounts Managed (not including International Opportunities Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	$21,318,653	$2,639,762	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
EMERGING MARKETS EQUITY FUND
Hermes: Gary Greenberg, CFA

Accounts Managed (not including Emerging Markets Equity Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	1	1
Total Assets in Other Accounts Managed	$0	$556,753,000	$1,026,065,000
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Hermes: Elena Tedesco, CFA

Accounts Managed (not including Emerging Markets Equity Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
B. Potential Conflicts of Interest in Managing a Fund and Other Account
The following describes material conflicts of interest, which may potentially arise in connection with the management of a Fund’s investments by a Portfolio Manager and that individual’s simultaneous management of the investments of any other accounts listed in this SAI.  See “Other Accounts Managed by Portfolio Managers of the Funds” above.

CAPITAL ACCUMULATION FUND AND INTERNATIONAL EQUITY FUND
Calvert: Joshua Linder, CFA; Christopher Madden, CFA; Kurt Moeller, CFA; and Jade Huang
Because the Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those potential conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The Portfolio Managers for the Funds are aware of and abide by the Advisor’s trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. The Fund relies on a pro rata allocation methodology that considers such factors as account size, investment objective, holdings, suitability and availability of cash for investment. In addition, performance dispersion among accounts employing similar investment strategies but with different fee structures is periodically examined by the Advisor to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.
INTERNATIONAL OPPORTUNITIES FUND
ARI: Drew Edwards and Marco P. Priani, CFA, CPA, FRM
The management of multiple funds and/or other accounts may result in a Portfolio Manager devoting unequal time and attention to the management of a Fund and/or other account. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund. ARI has adopted a policy to provide for fair and equitable treatment of all client accounts, and periodically reviews such policy.
If a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Subadvisor has adopted procedures for allocating portfolio transactions across multiple accounts.
The Subadvisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Subadvisor acts as advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Subadvisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.
The Subadvisor has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Trilogy: William Sterling, Ph.D., Gregory J. Gigliotti, Jessica Reuss, CFA and David Runkle, Ph.D., CFA
Trilogy manages multiple accounts, which may have similar investment strategies, guidelines and objectives, and may track the same benchmark as other accounts.  These other accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective pools.  Some accounts may have fee structures different from other accounts, which may include having a performance fee, and this may create an incentive to favor such account with certain trades.  Trilogy’s management of such other accounts may create potential conflicts of interest regarding allocation of investment opportunities, cross trading and the aggregation and allocation of trades.  In addition, there are some circumstances, for example where an account has different guidelines, where Trilogy may make opposing investment decisions for one or more other accounts.  In accordance with its fiduciary duties to all of its clients, Trilogy has adopted compliance policies and procedures designed to manage these conflicts and to treat all of its clients fairly and equitably.  Trilogy periodically reviews its accounts to verify consistency with its policies and procedures. Trilogy and/or its employees and certain other related persons may from time to time buy, sell or hold securities or other investment vehicles that Trilogy also buys, sells or holds on behalf of client accounts.  Trilogy has adopted policies and procedures designed to minimize potential conflicts of interest arising from such activity.
Trilogy’s policy is to seek best execution on behalf of its clients, and chooses the brokers used for portfolio transactions with this goal in mind. Subject to obtaining best execution, Trilogy may execute client transactions with broker-dealers who provide investment research products and/or services, and who may charge a higher commission rate than may be available from another broker.  Trilogy will make a good faith determination that the amount of commission and other fees paid to any broker that provides research is reasonable in relation to the value of all brokerage and research services provided by the broker-dealer, viewed in terms of the particular transaction or Trilogy’s overall responsibilities to its clients.  Research obtained from any particular broker-dealer may be used to service some or all of Trilogy’s client accounts, but are not restricted to use only for those accounts paying such broker-dealer.  Certain accounts may benefit disproportionately from research provided by brokers based on the relative amounts of commissions paid by each account.

EMERGING MARKETS EQUITY FUND
Hermes: Gary Greenberg, CFA and Elena Tedesco, CFA
Because the Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those potential conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Hermes has taken steps to address potential conflicts of interest from managing more than one account.  Note that the focus of the Hermes Emerging Markets Team, of which Mr. Greenberg is a member, is purely on emerging markets equity management. All accounts managed by the team follow the same underlying investment philosophy and are managed in a similar manner.
Trades are allocated to accounts in line with investment guidelines, ensuring all investment restrictions are considered. Trades follow a strict dealing procedure and are allocated fairly and on the exact same basis as the intended allocation recorded on the dealing ticket. For clients with similar mandates, Hermes may aggregate a client order with an order or orders for other clients if it is likely that the aggregation will work overall to the advantage of all clients whose order is aggregated.  In the event of only being able to partially fill an aggregated order, allocation will occur on a reduced pro rata basis, unless allocation becomes uneconomic for a client. When it is no longer in the client’s interest to receive the reduced allocation, Hermes may eliminate those clients from the allocation and reallocate the remaining part of the order on a rotational basis to the remaining clients so that there is no systemic bias for or against a client or clients.
Hermes’ general principles for preventing conflicts of interest are as follows:

•
Hermes endeavors always to act professionally and independently with the client’s best interests in mind, and to take all reasonable steps to identify circumstances that may give rise to conflicts of interest entailing a material risk of damage to the client’s interests.

•	Hermes establishes appropriate mechanisms and systems to manage those conflicts.

•	Hermes maintains systems designed to prevent actual damage to client interests through any identified conflicts.
Where appropriate internal measures designed to manage conflicts of interest are considered insufficient to mitigate, with reasonable confidence, risks of damage to a client’s interests, Hermes will disclose the general or specific nature of these conflicts of interest openly to the client or clients concerned.
C. Compensation of Portfolio Managers of the Funds
Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by each Portfolio Manager from a Fund, the Advisor or Subadvisor (if any) of the Fund, or any other sources with respect to management of the Fund, and (2) the cash and non-cash compensation received by the Portfolio Manager from any other accounts listed in this SAI.  See “Other Accounts Managed by Portfolio Managers of the Funds” above.

CAPITAL ACCUMULATION FUND AND INTERNATIONAL EQUITY FUND
Calvert: Joshua Linder, CFA; Christopher Madden, CFA; Kurt Moeller, CFA; and Jade Huang

Compensation with Respect to Management of International Equity Fund and Other Accounts as of December 31, 2015
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert
Paid annually. Based on quantitative formula linked to net sales of Calvert Funds; investment performance of Calvert Funds; and achievement of individualized strategic objectives established for the investment professional. For an incentive to be paid out under the net sales portion of the formula, an identified threshold level must be met. The investment performance portion of the formula focuses on the investment results of Calvert strategies (gross of fees) relative to passive benchmarks. Investment performance will be based on two timeframes which will be weighted equally at 50%. Short-term performance will be based on one-year actual fund results compared to benchmarks that will be established on a fund by fund basis at the beginning of the year. Respectively, long-term performance will be based similarly but will cover a 2-year time period. Strategies will be equal weighted. Fixed Income portfolio managers’ performance is weighted more heavily on the investment performance of fixed income strategies, and Equity portfolio managers’ performance is weighted more heavily on the investment performance of equity strategies, however the performance of all strategies (including asset allocation, passive and sub-advised strategies) factor into the calculation for all portfolio managers, and for all Calvert employees. The incentive plan is overseen by the Board of Directors of Calvert Investments, Inc., consisting of John H. Steur (Calvert President and CEO), Vicki L. Benjamin (Calvert CFO, COO and Executive Vice President), William Lester (Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company) and JoAnn Martin (President and CEO of Ameritas Mutual Holding Company), subject to ultimate oversight of Calvert’s parent company, Ameritas Mutual Holding Company.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A
INTERNATIONAL OPPORTUNITIES FUND
ARI: Drew Edwards and Marco P. Priani, CFA, CPA, FRM

Compensation with Respect to Management of International Opportunities Fund and Other Accounts as of September 30, 2015
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	ARI
ARI believes that Portfolio Manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio Managers are compensated with competitive salaries, annual bonuses that are based on overall job performance and retirement benefits. This compensation structure is designed to align the best interests of its clients with the management of the portfolio.

Bonus (cash)	ARI	Bonuses are discretionary and determined by ARI’s CEO. The success of ARI and the individual employees’ contribution to that success is the primary determinant of incentive compensation.
Deferred Compensation	ARI	A 401k match is offered to all employees upon meeting certain employment requirements.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	ARI
As part of ARI’s merger with Piper Jaffray & Co. (“PJC”) in early 2010, PJC stock (with a vesting schedule over 5 years) was gifted to key employees, including Portfolio Managers, as a retention bonus. Going forward, equity ownership is expected to be part of ARI’s long term succession efforts to all employees.

Trilogy: William Sterling, Ph.D., Gregory J. Gigliotti, Jessica Reuss, CFA and David Runkle, Ph.D., CFA

Compensation with Respect to Management of International Opportunities Fund and Other Accounts as of September 30, 2015
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Trilogy
The base salary portion of total compensation for portfolio managers represents a relatively small portion of total compensation for the portfolio managers. Compensation is structured in this way to create strong incentives for overall portfolio manager performance. A portfolio manager’s base salary is determined by the manager’s experience and competitive market data on like positions.
The Trilogy Compensation Committee evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third-party industry compensation consultant. No material differences exist between the compensation structure that exists for portfolio managers responsible for mutual fund accounts and that of portfolio managers responsible for other types of accounts.

Bonus (cash)	Trilogy
The portfolio manager’s bonus is determined by the Trilogy Compensation Committee and is modified each year as appropriate to reflect changes in the market and takes into account other factors including, among others, individual performance, pre-tax product investment performance versus appropriate peer groups or benchmarks, attainment of specified goals, teamwork, success of investment ideas, leadership and the success of the firm and its investment products.

Deferred Compensation	None
Trilogy has a long-term incentive compensation plan under which employees may receive a portion of their bonus as an investment in the plan that vests over time. Partners in the firm are not eligible to participate in this plan.
Trilogy may also pay a portion of an employee’s bonus as a contribution to their 401(k) account.

Other Compensation or Benefits Not Generally Available to All Salaried Employees	Trilogy
Non-cash incentives such as equity ownership may be awarded from time to time. Furthermore, senior portfolio managers are currently equity shareholders in Trilogy, which encourages retention and provides full participation in the success of the business.

EMERGING MARKETS EQUITY FUND
Hermes: Gary Greenberg, CFA and Elena Tedesco, CFA

Compensation with Respect to Management of Emerging Markets Equity Fund and Other Accounts as of September 30, 2015
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Hermes	Competitive base salary and ancillary benefits.
Bonus	Hermes
Discretionary bonuses based equally on the performance and behavior of the individual.
The bonus pool is calculated at a firm-wide level. We believe that this brings two significant benefits:
Firstly, it encourages and rewards good corporate behaviors and increases cross-team support, sharing of ideas, resources and opportunities.
Secondly, investment managers are encouraged to focus purely on delivering performance and managing capacity in the best interests of clients.

Deferred Compensation	Hermes
At least 50% of the deferred component of the investment manager’s bonus is notionally co-invested in the strategies that they manage. This is deferred for three years. The larger the bonus, the greater the proportion deferred.

Other Compensation or Benefits Not Generally Available to All Salaried Employees	Hermes
Hermes has established a long-term incentive plan allowing participants to benefit from the long-term growth of the business through a share in firm-wide profitability. The participants are selected by the Executive Committee each year and receive a share of Hermes’ audited pre-tax, post-bonus profits four years hence. Participation each year is not guaranteed, ensuring that the performance of individuals in the scheme remains high and giving the opportunity for the Executive Committee to bring in new participants deemed critical to the business. The scheme is overseen by the Remuneration Committee. Should a corporate event take place, the participation is, effectively, converted to equity.

D. Securities Ownership of Portfolio Managers of the Funds
With respect to each Portfolio Manager identified in the Prospectus, the following information sets forth the Portfolio Manager’s beneficial ownership of securities as of September 30, 2015 in the Fund(s) managed by that individual. Those securities were valued as of September 30, 2015. (Specified ranges: none; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.)

Fund	Firm	Name of Portfolio Manager	Fund Ownership
Capital Accumulation Fund	Calvert	Josh Linder, CFA	None (as of June 8, 2016)
		Christopher Madden, CFA	None (as of June 8, 2016)
		Kurt Moeller, CFA	None (as of June 8, 2016)
		Jade Huang	None (as of June 8, 2016)
International Equity Fund	Calvert	Joshua Linder, CFA	None
		Christopher Madden, CFA	None
		Kurt Moeller, CFA	None
		Jade Huang	None
International Opportunities Fund	ARI	Marco P. Priani, CFA, CPA, FRM	None
		Drew Edwards	None
	Trilogy	William Sterling, Ph.D.	None
		Gregory J. Gigliotti	None
		Jessica Reuss, CFA	None
		David Runkle, Ph.D., CFA	None
Emerging Markets Equity Fund	Hermes	Gary Greenberg, CFA	None
		Elena Tedesco, CFA	None

ADMINISTRATIVE SERVICES AGENT

Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, has been retained by each Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CIAS receives an annual administrative service fee payable monthly (as a percentage of average daily net assets) as follows:

	Class A and C	Class I	Class Y
Capital Accumulation Fund	0.25%	0.10%	0.25%
International Equity Fund	0.35%	0.15%	0.35%
International Opportunities Fund	0.30%	0.15%	0.30%
Emerging Markets Equity Fund	0.35%	0.10%	0.35%
Effective February 1, 2016, CIAS receives an annual administrative service fee of 0.12% (as a percentage of average daily net assets) payable monthly for each class of the Fund; the Advisor has agreed to contractually waive 0.02% (2 basis points) of the Class I administrative fee through January 31, 2018 for Capital Accumulation Fund and Emerging Markets Equity Fund.
The administrative fees paid to CIAS by the Funds for the past three fiscal years were:

	2013	2014	2015
Capital Accumulation Fund	$631,238	$797,535	$878,767
International Equity Fund	$958,670	$1,178,211	$1,120,384
International Opportunities Fund	$171,330	$244,354	$386,226
Emerging Markets Equity Fund	$30,788	$94,357	$143,640

METHOD OF DISTRIBUTION

Calvert Investment Distributors, Inc. (“CID”) is the principal underwriter and distributor for the Funds. CID is an affiliate of the Advisor. Under the terms of its underwriting agreement with the Funds, CID markets and distributes the Funds’ shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.
Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted Distribution Plans (“Plans”), which permit the Funds to pay certain expenses associated with the distribution and servicing of shares. Such expenses for Class A shares may not exceed, on an annual basis, 0.35% of Class A average daily net assets, in the case of Capital Accumulation Fund and International Equity Fund, and 0.50% of Class A average daily net assets, in the case of International Opportunities Fund and Emerging Markets Equity Fund. However, the Board has determined that, until further action by the Board, no Fund shall pay Class A distribution expenses in excess of 0.25% of Class A Shares’ average daily net assets. Expenses under the Fund’s Class C Plan may not exceed, on an annual basis, 1.00% of the average daily net assets of Class C.  Neither Class I nor Class Y has a Plan.  The Class A and C Plans compensate CID at a set rate regardless of CID’s expenses.  Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Fund shareholders and for compensation to broker/dealers, underwriters, and salespersons.
Each Fund’s Plans were approved by the Board, including the Directors who are not “interested persons” of the Fund (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Directors who are not interested persons of the Funds are committed to the discretion of the Independent Directors. In establishing the Plans, the Directors considered various factors including the amount of the distribution expenses. The Directors determined that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders, including through economies of scale at higher asset levels, better investment opportunities, and more flexibility in managing a growing portfolio.
The Plans may be terminated by vote of a majority of the Independent Directors who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the affected class of each Fund. Any change in the Plans that would materially increase the distribution cost to a Fund requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Directors, including a majority of the Independent Directors, as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by (i) the vote of a majority of the Directors who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board.
As noted above, distribution and shareholder servicing expenses are paid to broker/dealers through sales charges (paid by the investor) and 12b-1 Plan expenses (paid by the Fund as part of the annual operating expenses).  In addition to these payments, the Advisor, CID and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Funds.  The Advisor, CID and/or their affiliates have agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those firms’ accounts for their marketing, distribution, and shareholder servicing of Fund shares, above the usual sales charges, distribution and service fees.  In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program.  This list may be changed from time to time. As of December 31, 2015, the Advisor, CID and/or their affiliates had special arrangements regarding one or more Calvert Funds with the following firms: Ameriprise Financial Services, Ameritas Life Insurance Corp., Charles Schwab & Co., Inc., CUSO, First Ameritas Life Insurance Corp., LPL Financial Services, Merrill Lynch, Morgan Stanley, Pershing, Raymond James, Thrivent Financial for Lutherans, UBS Financial Services and Wells Fargo Advisors.
Where payments are being made to a broker/dealer to encourage sales of Fund shares, the broker/dealer has an incentive to recommend Fund shares to its customers.  Neither the Advisor nor any Subadvisor uses Fund brokerage to compensate broker/dealers for the sale of Fund shares.
The Funds have entered into an agreement with CID as principal underwriter.  CID makes a continuous offering of the Funds’ securities on a “best efforts” basis. Under the terms of the agreement, CID is entitled to receive a distribution fee and a service fee from each Fund based on the average daily net assets of the Fund’s respective classes. These fees are paid pursuant to the Funds’ Plans.

Total Plan Expenses paid to CID by the Funds for the fiscal year ended September 30, 2015 were:

	Class A	Class C
Capital Accumulation Fund	$582,918	$302,565
International Equity Fund	$592,604	$170,740
International Opportunities Fund	$206,015	$49,535
Emerging Markets Equity Fund	$60,807	$6,147
For the fiscal year ended September 30, 2015, the Funds’ Plan expenses for Classes A and C were spent for the following purposes:

Capital Accumulation Fund	Class A	Class C
Compensation to broker/dealers	$582,918	$218,125
Compensation to sales personnel	$0	$0
Advertising	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0
Compensation to underwriters	$0	$84,440
Interest, financing charges	$0	$0
Other	$0	$0

International Equity Fund	Class A	Class C
Compensation to broker/dealers	$592,604	$148,356
Compensation to sales personnel	$0	$0
Advertising	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0
Compensation to underwriters	$0	$22,384
Interest, financing charges	$0	$0
Other	$0	$0

International Opportunities Fund	Class A	Class C
Compensation to broker/dealers	$163,513	$33,869
Compensation to sales personnel	$42,502	$0
Advertising	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0
Compensation to underwriters	$0	$15,665
Interest, financing charges	$0	$0
Other	$0	$0

Emerging Markets Equity Fund	Class A	Class C
Compensation to broker/dealers	$60,807	$2757
Compensation to sales personnel	$0	$0
Advertising	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0
Compensation to underwriters	$0	$3,391
Interest, financing charges	$0	$0
Other	$0	$0

For each Fund, Class A shares are offered at NAV plus a front-end sales charge as follows:

Amount of Investment	As a % of offering price	As a % of net amount invested	Allowed to Brokers as a % of offering price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%
CID receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers. The aggregate amount of sales charges (gross underwriting commissions) and, for Class A only, the net amount retained by CID (i.e., not reallowed to dealers) for the last three fiscal years were:

Fiscal Year	2013		2014		2015
Class A	Gross	Net	Gross	Net	Gross	Net
Capital Accumulation Fund	$150,124	$81,328	$131,152	$70,355	$147,035	$80,148
International Equity Fund	$67,960	$32,875	$68,055	$38,239	$74,579	$43,455
International Opportunities Fund	$31,391	$18,300	$42,851	$25,798	$44,590	$23,836
Emerging Markets Equity Fund	$6,815	$4,728	$11,248	$6,978	$14,655	$9,049

Class C	2013		2014		2015
Capital Accumulation Fund	$2,279		$2,994		$2,205
International Equity Fund	$1,412		$2,055		$4,072
International Opportunities Fund	$288		$340		$1,003
Emerging Markets Equity Fund	$0		$9		$72
Directors/Trustees and certain other affiliated persons of the Funds are exempt from sales charges since the distribution costs are minimal to persons already familiar with the Funds. Specifically, there is no sales charge on shares of any Calvert Fund sold to or constituting the following:

•
current or retired Directors, Trustees, or Officers of the Calvert Funds or Calvert and its affiliates; employees of Calvert and its affiliates; or their family members (family members include a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts and estates on which such persons are signatories); and

•	directors, officers, and employees of any subadvisor for the Calvert Funds, employees of broker/dealers distributing the Fund’s shares and family members of the subadvisor, or broker/dealer.
Other groups (e.g., group retirement plans) are exempt from the Class A sales charges due to economies of scale in distribution. See the Prospectus for additional share purchase information.

TRANSFER AND SHAREHOLDER SERVICING AGENTS

Boston Financial Data Services, Inc. (“BFDS”), a subsidiary of State Street Bank & Trust Company, N.A., has been retained by the Funds to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.
Calvert Investment Services, Inc. (“CIS”), a subsidiary of Calvert Investments, Inc., has been retained by the Funds to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker/dealer data, and preparing and distributing statements to shareholders regarding their accounts.
For these services, BFDS receives a fee based on the number of shareholder accounts and transactions, while CIS receives a fee based on the asset class (fixed income and equities) and the resources necessary to support the various services each asset class requires.  CIS may contract with subagents, at the Funds’ expense, to provide recordkeeping and subaccounting services to the Funds.  The following chart shows the shareholder servicing fees paid to CIS by the Funds for the past three fiscal years:

	2013	2014	2015
Capital Accumulation Fund	$101,314	$88,099	$84,876
International Equity Fund	$114,274	$99,074	$94,500
International Opportunities Fund	$20,805	$19,474	$22,305
Emerging Markets Equity Fund	$1,220	$4,060	$8,145

PORTFOLIO TRANSACTIONS

The Funds’ Advisor and Subadvisors place orders with broker-dealers for the Funds’ portfolio transactions.  Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Fixed income securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.
Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Funds’ Advisor and Subadvisors make investment decisions and the choice of brokers and dealers under the direction and supervision of the Board.
Broker/dealers who execute transactions on behalf of the Funds are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor’s/Subadvisor’s obligation to seek best execution. The Funds have adopted a policy that prohibits the Advisor and their respective Subadvisors from using Fund brokerage to compensate broker/dealers for promotion or sale of Fund shares.
For the last three fiscal years, total brokerage commissions paid were as follows:*

	2013	2014	2015
Capital Accumulation Fund	$438,632	$498,517	$629,093
International Equity Fund	$310,240	$434,370	$402,816
International Opportunities Fund	$115,922	$155,604	$234,301
Emerging Markets Equity Fund	$164,260	$263,145	$244,191
*Brokerage commissions data provided prior to fiscal year 2015 include commissions charged for effecting derivatives transactions, such as futures trading.
Capital Accumulation Fund’s increase in brokerage commissions in 2015 was due to increased trading activity as a result of significant investor inflows. International Equity Fund’s increase in trading activity in 2014 was due to a reallocation of Fund assets among the Fund’s investment managers. The increase in brokerage commissions for International Opportunities Fund in 2015 and for Emerging Markets Equity Fund in 2014 was due to a growth in assets for each Fund.
None of the Funds paid brokerage commissions to affiliated persons during any of the last three fiscal years.
The Funds’ Advisor and Subadvisors select brokers on the basis of best execution. In some cases they select brokers that provide research and research-related services to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Subadvisors of the Funds. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis.
If, in the judgment of the Advisor or Subadvisors, the Funds or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Funds as well as other Calvert funds and managed accounts.
For the fiscal year ended September 30, 2015, the Advisor and/or Subadvisors allocated brokerage commissions for soft dollar research services in the following amounts:

	Amount of Transactions	Related Commissions
Capital Accumulation Fund	$465,690,410	$305,869
International Opportunities Fund	$145,410,872	$123,861,657
International Equity Fund	$406,949,618	$193,205
As of September 30, 2015, none of the Funds held securities of their “regular broker-dealers” (as defined in the 1940 Act) or of the parents of those broker-dealers.
The portfolio turnover rates for the last two fiscal years were as follows:

	2014	2015
Capital Accumulation Fund	81%	74%
International Equity Fund	82%	97%
International Opportunities Fund	56%	51%
Emerging Markets Equity Fund	95%	66%

PORTFOLIO HOLDINGS DISCLOSURE

The Funds have adopted a Portfolio Holdings Disclosure Policy (“Disclosure Policy”) that is designed to prevent the inappropriate disclosure of or the misuse of non-public information regarding a Fund’s portfolio holdings.
Publicly Available Portfolio Holdings
Information regarding a Fund’s portfolio holdings is publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day when such information is posted on the www.calvert.com website. This information may be a Fund’s complete portfolio holdings disclosed in its Semi-Annual or Annual Reports and filed with the SEC on Form N-CSR or in its quarterly holding reports filed with the SEC on Form N-Q after a Fund’s first and third fiscal quarters. A Fund’s portfolio holdings are available on the www.calvert.com website 10 business days after each month-end (quarter-end for fixed-income funds). From time to time, a Fund may disclose on www.calvert.com whether it holds a particular security, in response to media inquiries. A Fund’s publicly available portfolio holdings may be provided to third parties without prior approval under the Disclosure Policy.
Non-Public Portfolio Holdings
The Funds’ Disclosure Policy, as described generally below, allows the disclosure of a Fund’s non-public portfolio holdings for the Fund’s legitimate business purposes, subject to certain conditions, to: (1) rating and ranking organizations; (2) certain service providers; and (3) certain other recipients.  Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.
Subject to approval from the Legal Department of Calvert Investments, Inc., a representative from the Administrator may provide a Fund’s non-public portfolio holdings to a recognized rating and ranking organization, without limitation, on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.
A service provider or other third party that receives information about a Fund’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g.,  a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings, without limitation, on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.
A Fund’s partial or complete portfolio holdings may be disclosed to certain other recipients, current and prospective shareholders of the Funds and current and prospective clients of the Advisor, provided that: (1) the recipient makes a specific request to an authorized individual in the Legal Department of Calvert Investments, Inc. (“Authorized Individual”); (2) the Authorized Individual determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient; and (3) the recipient signs a confidentiality agreement that provides that the non-public portfolio holdings will be kept confidential, may not be used to trade, and may not be disseminated or used for any purpose other than the purpose approved by the Authorized Individual. The Disclosure Policy further provides that, in approving a request, the Authorized Individual considers the recipient’s need for the relevant holdings information, whether the disclosure will benefit the Fund, or, at a minimum, not harm the Fund, and what conflicts may result from such disclosures.
Under the Disclosure Policy, neither a Fund, the Advisor nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Fund’s non-public portfolio holdings. The Disclosure Policy is subject to annual review by the Board. The Board shall also receive annual reports from Fund management on those entities to whom such disclosure has been made.
Ongoing Arrangements
The following is a list of those entities to whom information about the Funds’ non-public portfolio securities is made available and the frequency at which the information is provided, including the identity of the persons who receive information pursuant to such arrangements. In all such cases, disclosure is made subject to a written confidentiality agreement, which may include provisions preventing use of the information to trade.

Name of Entity	Information Provided	Frequency Provided
Barclays Capital	Portfolio Holdings	Daily
Barra	Portfolio Holdings	Daily
Bloomberg	Portfolio Holdings	Daily
Charles River Systems	Portfolio Holdings	Daily
FactSet	Portfolio Holdings	Daily
HC Asset Management	Portfolio Holdings	Quarterly
Institutional Shareholder Services	Portfolio Holdings	Quarterly
KPMG LLP	Portfolio Holdings	Annually
Morningstar	Portfolio Holdings	Monthly
State Street Bank and Trust	Portfolio Holdings	Daily
Thomson Reuters/Lipper	Portfolio Holdings	Monthly

PERSONAL SECURITIES TRANSACTIONS

The Funds, their Advisor, Subadvisors, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the investment personnel of the Advisor to invest in securities that may be purchased or held by the Funds. The Code of Ethics contains certain conditions such as preclearance of personal securities transactions and restrictions on use of material nonpublic information.

PROXY VOTING DISCLOSURE

Please refer to Appendix A of this SAI for the Global Proxy Voting Guidelines of the Calvert Funds. The Guidelines include the policies and procedures that the Funds use in determining how to vote proxies relating to portfolio securities, as well as when a vote presents a possible conflict of interest between the interests of Fund shareholders, and those of a Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO
THE BOARD OF DIRECTORS

Any shareholder who wishes to send a communication to the Board should send the communication to the attention of the Fund’s Secretary at the following address:
Calvert Funds
Attn: [Name of Fund] Secretary
4550 Montgomery Avenue
Bethesda, Maryland 20814
All communications should state the specific Calvert Fund to which the communication relates.  After reviewing the communication, the Fund’s Secretary will forward the communication to the Board.
In its function as a nominating committee, the Governance Committee of the Board will consider any candidates for vacancies on the Board from any shareholder of a Fund who has held his or her shares for at least five years.  Shareholders of a Fund who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund’s Secretary at 4550 Montgomery Avenue, Bethesda, MD 20814.  The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an independent Director. A shareholder wishing to recommend to the Governance Committee a candidate for election as a Director may request the Fund’s Policy for the Consideration of Director Nominees by contacting the Fund’s Secretary at the address above.
If a shareholder wishes to send a communication directly to an individual Director or to a Committee of the Board, the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund’s Secretary at the address above.  Communications to individual Directors or to a Committee sent in care of the Fund’s Secretary will be forwarded to the individual Director or to the Committee, as applicable.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN

KPMG LLP serves as the independent registered public accounting firm for the Funds.  State Street Bank & Trust Company, N.A. serves as custodian of the Funds’ investments. The custodian has no part in deciding the Funds’ investment policies or the choice of securities that are to be purchased or sold for the Funds.

GENERAL INFORMATION

Calvert World Values Fund, Inc. is an open-end management investment company, organized as a Maryland corporation on February 14, 1992. It has four series: the International Equity Fund and the International Opportunities Fund, each of which is diversified, and the Capital Accumulation Fund and the Emerging Markets Equity Fund, which are non-diversified.
Each share of a Fund represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. Each Fund offers four separate classes of shares: Class A, Class C, Class I and Class Y.  Each class of a Fund represents interests in the same portfolio of investments but, as further described in the Prospectuses, each class is subject to differing sales charges and expenses, resulting in differing net asset values and distributions. Upon liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.
The Funds are not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).
The Funds enter into contractual arrangements with various parties, including, among others, the Advisor, who provide services to the Funds. Shareholders of the Funds are not parties to, or third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders of the Funds.

Neither this SAI, the Prospectus nor any document filed as an exhibit to the Funds’ registration statement is intended to give rise to any agreement or contract between a Fund and any shareholder, or give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 1, 2016, to the Funds’ knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the class of the Funds as shown:

Fund Name
Name & Address	% of Ownership

Capital Accumulation Fund

American Enterprise Investment Serv.	7.63% of Class A
Minneapolis, MN

Pershing, LLC	7.48% of Class A
Jersey City, NJ

MLPF&S	13.32% of Class C
For the Sole Benefit of its Customers
Jacksonville, FL

Pershing, LLC	10.32% of Class C
Jersey City, New Jersey

First Clearing, LLC	7.98% of Class C
Special Custody Acct for the Exclusive Benefit of Customers
Saint Louis, MO

American Enterprise Investment Serv.	5.88% of Class C
Minneapolis, MN

Charles Schwab & Co., Inc.	5.19% of Class C
San Francisco, CA

Fidelity Investments	35.98% of Class I
Institutional Operations Co. as Agent for Certain Employee Benefit Plans
Covington, KY

Wells Fargo Bank, N.A.	23.73% of Class I
FBO Omnibus Cash/Cash
Minneapolis, MN

Charles Schwab & Co., Inc.	7.98% of Class I
Reinvest Account
San Francisco, CA

Pershing LLC	7.20% of Class I
Jersey City, NJ

MMATCO LLP	6.62% of Class I
Nominee for MMA Trust Company
Goshen, IN

Calvert Investment Distributors, Inc.	5.23% of Class I
Moderate Allocation Fund
Bethesda, MD

First Clearing, LLC	38.73% of Class Y
Special Custody Acct for the Exclusive Benefit of Customers
Saint Louis, MO

UBS WM USA	18.63% of Class Y
Omni Account M/F
Wehawken, NJ

Pershing, LLC	17.99% of Class Y
Jersey City, New Jersey

National Financial Service Corp.	13.91% of Class Y
For the Exclusive Benefit of Our Customers
Jersey City, NJ

International Equity Fund

TIAA-CREF Trust Co.	8.08% of Class A
The Retirement Plans for Which TIAA-CREF acts as Record Keeper
Saint Louis, MO

American Enterprise Investment Services, Inc.	5.66% of Class A
Minneapolis, MN

Pershing, LLC	5.62% of Class A
Jersey City, NJ

Charles Schwab & Co., Inc.	5.29% of Class A
Reinvest Account
San Francisco, CA

MLPF&S	11.09% of Class C
For the Sole Benefit of its Customers
Jacksonville, FL

First Clearing, LLC	10.42% of Class C
Special Custody Acct for the Exclusive Benefit of Customers
Saint Louis, MO

Pershing, LLC	6.58% of Class C
Jersey City, NJ

Brown Brothers Harriman & Co.	33.72% of Class I
As Custodian
New York, NY

Calvert Investment Distributors, Inc.	14.56% of Class I
Moderate Allocation Fund
Bethesda, MD

Calvert Investment Distributors, Inc.	9.97% of Class I
Aggressive Allocation Fund
Bethesda, MD

National Financial Services Corp.	9.24% of Class I
For the Exclusive Benefit of Our Customers
Jersey City, NJ

G. James Roush TTEE	8.89% of Class I
Bellevue, WA

Charles Schwab & Co.	7.98% of Class I
Reinvest Account
San Francisco, CA

First Clearing, LLC	32.35% of Class Y
Special Custody Acct for the Exclusive Benefit of Customers
Saint Louis, MO

UBS WM USA	15.75% of Class Y
Omni Account M/F
Weehawken, NJ

MLPF&S	14.79% of Class Y
For the Sole Benefit of its Customers
Jacksonville, FL

National Financial Services Corp.	6.85% of Class Y
For the Exclusive Benefit of our Customers
Jersey City, NJ

Pershing, LLC	6.04% of Class Y
Jersey City, NJ

Raymond James	5.71% of Class Y
Omnibus for Mutual Funds
St. Petersburg, FL

International Opportunities Fund

Calvert Distributors FBO DC 529	15.71% of Class A
Plan Single Option 6-10
Washington, D.C.

Calvert Distributors FBO DC 529	12.17% of Class A
Plan Single Option 0-5
Washington, D.C.

Calvert Distributors FBO DC 529	8.05% of Class A
Plan Single Option 11-13
Washington, D.C.

Charles Schwab & Co.	6.89% of Class A
Reinvest Account
San Francisco, CA

American Enterprise Investment Services, Inc.	6.50% of Class A
Minneapolis, MN

Pershing, LLC	6.48% of Class A
Jersey City, NJ

TIAA-CREF Trust Co.	5.51% of Class A
The Retirement Plans for Which TIAA-CREF acts as Record Keeper
Saint Louis, MO

MLPF&S	13.61% of Class C
For the Sole Benefit of its Customers
Jacksonville, FL

Pershing, LLC	13.18% of Class C
Jersey City, NJ

First Clearing, LLC	12.28% of Class C
Special Custody Acct for the Exclusive Benefit of Customers
Saint Louis, MO

Charles Schwab & Co.	8.83% of Class C
Special Custody Account for the Benefit of Customers
San Francisco, CA

Raymond James	8.63% of Class C
Omnibus for Mutual Funds
St. Petersburg, FL

American Enterprise Investment Services, Inc.	5.61% of Class C
Minneapolis, MN

Calvert Investment Distributors, Inc.	29.07% of Class I
Moderate Allocation Fund
Bethesda, MD

Calvert Investment Distributors, Inc.	24.12% of Class I
Aggressive Allocation Fund
Bethesda, MD

Charles Schwab & Co.	19.24% of Class I
Reinvest Account
San Francisco, CA

National Financial Services Corp.	12.70% of Class I
For the Exclusive Benefit of Our Customers
Jersey City, NJ

Calvert Investment Distributors, Inc.	8.32% of Class I
Conservative Allocation Fund
Bethesda, MD

TD Ameritrade, Inc.	5.44% of Class I
For the Exclusive Benefit of Clients
Omaha, NE

UBS WM USA	28.45% of Class Y
Omni Account M/F
Weehawken, NJ

National Financial Services Corp.	25.69% of Class Y
For the Exclusive Benefit of Our Customers
Jersey City, NJ

Pershing LLC	18.94% of Class Y
Jersey City, NJ

First Clearing, LLC	10.10% of Class Y
Special Custody Acct for the Exclusive Benefit of Customers
Saint Louis, MO

MLPF&S	7.77% of Class Y
For the Sole Benefit of its Customers
Jacksonville, FL

Emerging Markets Equity Fund

Charles Schwab & Co.	16.99% of Class A
Reinvest Account
San Francisco, CA

American Enterprise Investment Services, Inc.	10.45% of Class A
Minneapolis, MN

Pershing, LLC	20.72% of Class C
Jersey City, NJ

UBS WM USA	9.36% of Class C
Omni Account M/F
Weehawken, NJ

American Enterprise Investment Services, Inc.	6.14% of Class C
Minneapolis, MN

BriTel Fund Trustees Limited	42.37% of Class I
as custodian trustee of the BT Pension Scheme
London, UK

Calvert Investment Distributors, Inc.	19.73% of Class I
Moderate Allocation Fund
Bethesda, MD

Charles Schwab & Co., Inc.	19.02% of Class I
Reinvest Account
San Francisco, CA

Calvert Investment Distributors, Inc.	12.12% of Class I
Aggressive Allocation Fund
Bethesda, MD

Calvert Investment Distributors, Inc.	6.07% of Class I
Conservative Allocation Fund
Bethesda, MD

National Financial Services Corp.	27.84% of Class Y
For the Exclusive Benefit of Our Customers
Jersey City, NJ

Pershing LLC	25.76% of Class Y
Jersey City, NJ

Charles Schwab & Co., Inc.	17.13% of Class Y
Reinvest Account
San Francisco, CA

Raymond James	10.05% of Class Y
Omnibus for Mutual Funds
St. Petersburg, FL

LPL Financial	6.70% of Class Y
Omnibus Customer Account
San Diego, CA

FUND SERVICE PROVIDERS

INVESTMENT ADVISOR
Calvert Investment Management, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
SHAREHOLDER SERVICING AGENT
Calvert Investment Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
PRINCIPAL UNDERWRITER
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
ADMINISTRATIVE SERVICES AGENT
Calvert Investment Administrative Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
TRANSFER AGENT
Boston Financial Data Services, Inc.
330 West 9th Street
Kansas City, Missouri 64105
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103
CUSTODIAN
State Street Bank & Trust Company, N.A.
225 Franklin Street
Boston, Massachusetts 02110

APPENDIX A

GLOBAL PROXY VOTING GUIDELINES FOR
CALVERT FAMILY OF FUNDS
I. INTRODUCTION
Calvert believes that sound corporate governance and overall corporate sustainability and social responsibility characterize healthy corporations. A well-governed sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate sustainability and social responsibility are better positioned for long-term success.
Long-Term Value. Responsible, healthy companies focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert’s proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.
Accountability. Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert’s proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.
Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.
As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Sustainability and Social Responsibility = Corporate Responsibility.
On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines (“the Guidelines”). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor votes the Funds’ shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds’ shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds’ investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section IV below.
When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.

When support for or opposition to a proxy proposal is qualified by the expression, “on a case by case basis,” this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.
When we use the term, “shareholder,” we are referring to Calvert’s mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, “shareowner,” we are referring to the equity owners of stock in publicly traded corporations.
Calvert appreciates that issues brought to shareholders may change over time, as both investors’ concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund's Guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.
Calvert’s proxy voting record is available on the Funds’ web site, www.calvert.com, and on the Securities and Exchange Commission’s website at www.sec.gov.
II. CORPORATE GOVERNANCE
A. Board and Governance Issues
The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company’s relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board’s fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.
One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.
Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance, but not so great as to constitute a controlling or significant interest.
Because the board’s ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it is beneficial for the Chair of the board to be an independent director.
Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography. Calvert believes that in an increasingly complex global marketplace, the ability to draw on a wide range of viewpoints, backgrounds, skills, and experience is critical to a company's success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.
Private companies may take some time to achieve an adequate balance of diversity and independence on their boards. Therefore, for private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.
Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.
The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation.
Board Independence

•	The Fund advisor will oppose slates of directors without at least a majority of independent directors.

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The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

•	The Fund advisor will oppose non-independent directors candidates nominated to the audit, compensation and/or nominating committees.

•	The Fund advisor will support proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.
Board Diversity

•	The Fund advisor will oppose slates of directors that result in a board that does not include gender, racial and diversity of perspective.

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The Fund advisor may oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

•	The Fund advisor may oppose individual directors who serve as members of the nominating committee and have failed to establish gender and/or racial diversity as a factor in new board member searches.

•	The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.
Board Accountability

•	The Fund advisor will oppose slates of directors in situations where the company failed to take action on shareowner proposals that were approved by the majority of votes cast in the prior year.

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The Fund advisor will oppose directors if at the previous board election, any director received more than 50 percent opposition (based on shares cast) and the company failed to address the underlying issues that caused the high opposition.

•	The Fund advisor will oppose directors if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency approved by shareholders.

•	The Fund advisor will oppose directors when the company’s poison pill has a “dead-hand” or “modified dead-hand” feature.

•	The Fund advisor will oppose directors if the board adopts a poorly structured poison pill without shareholder approval.

•	The Fund advisor will oppose directors if the board makes a material adverse change to an existing poison pill without shareholder approval.

•	The Fund advisor will evaluate on a case-by-case basis and potentially oppose director nominees for Environment, Social, and Governance (ESG) failures.

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The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

•	The Fund advisor will oppose directors who sit on more than four public company boards and oppose directors who serve as CEO and sit on more than two additional boards.
Board Committee on Sustainability/Corporate Social Responsibility Issues
Shareholders have filed binding resolutions seeking the creation of a board committee dedicated to long term strategic thinking and risk management of sustainability issues including environment, human rights, diversity and others. While we believe all directors should be informed and active on sustainability issues, we do see the value of a focused sustainability committee.

•	The Fund advisor will ordinarily support the creation of a board level committee on sustainability/corporate social responsibility issues.
Limitations, Director Liability and Indemnification
Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.

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The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Limit Directors' Tenure
Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

•	The Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

•	The Fund advisor will oppose incumbent nominating committee board members where average board tenure is 12 years or greater and the company exhibits a record of poor performance.
Director Stock Ownership
Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance. For example, limiting board service only to those who can afford to purchase shares or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

•	The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

•	The Fund advisor will oppose excessive awards of stock or stock options to directors.
Director Elections
Contested Election of Directors
Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, or structure. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

•	The Fund advisor will evaluate director nominees on case-by-case basis in contested election of directors.

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The Fund advisor will oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

Classified or Staggered Boards
On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners.

•	The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.
Majority Vote Standard
A majority voting standard allows shareholders with a majority of votes in favor or against determine the election of board nominees. Currently, most board elections are uncontested and allow directors to be elected with a plurality of votes. Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process.

•	The Fund advisor will generally support both precatory and binding resolutions seeking to establish a majority vote standard.

Cumulative Voting
Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

•	The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.
Shareholder Rights
Supermajority Vote Requirements
Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

•	The Fund advisor will ordinarily oppose supermajority vote requirements.

•	The Fund advisor will support proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations.

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The Fund advisor will support proposals that request the Board to take or initiate the steps necessary to amend the Company’s governing documents to provide that all non-binding matters presented by shareholders shall be decided by a simple majority of the votes cast for and against an item but not abstentions.

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The Fund advisor will vote on a case-by-case basis proposals submitted by shareholder(s) who own a significant amount of company stock, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

Shareowner Access to Proxy
Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners - whom directors are supposed to represent - are deprived of the same right. We support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

•	The Fund advisor will ordinarily support management and shareholder proposals that grant shareowner access to the proxy ballot.

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The Fund advisor will examine and vote on a case-by-case basis proposals that create threshold targets for shareowner access to the proxy ballot with respect to factors including the ownership threshold and the holding period duration.

Restrictions on Shareowners Acting by Written Consent
Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

•	The Fund advisor will ordinarily oppose proposals to restrict, limit or eliminate the right of shareowners to act by written consent.

•	The Fund advisor will ordinarily support proposals to allow or facilitate shareowner action by written consent.
Restrictions on Shareowners Calling Meetings
It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

•	The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings; as such, restrictions limit the right of shareowners to participate in governance.

Dual or Multiple Classes of Stock
In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners - often a majority of shareowners - to exercise influence over the governance of the corporation. This approach in turn diffuses directors’ incentives to exercise appropriate oversight and control over management.

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The Fund advisor will ordinarily oppose proposals to create dual classes of stock. However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

•	The Fund advisor will ordinarily support proposals to recapitalize stock such that each share is equal to one vote.
Ratification of Auditor and Audit Committee
The annual shareholder ratification of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls.

•	The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when the advisor determines that the independence of the auditor may be compromised.

•	The Fund advisor will ordinarily support proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.

•	The Fund advisor will ordinarily support proposals that set a reasonable mandatory rotation of the auditor (at least every five years).

•	The Fund advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.
In a number of countries companies routinely appoint internal statutory auditors.

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The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

•	The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.
Audit Committee

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The Fund advisor will ordinarily oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where the advisor determines that the independence of the auditor may be compromised.

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The Fund advisor will ordinarily oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them.

Transparency and Disclosure
International corporate governance is constantly changing and there have been waves of development of governance codes around the world. The common thread throughout all of these codes is that shareowners want their companies to be transparent.

•	The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.

•	The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

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The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

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The Fund advisor will ordinarily support proposals that call for disclosure of corporate governance codes and structures, including efforts to mitigate risk and promote a compliance-oriented corporate culture.

•	The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.

•	The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

Litigation Rights/Exclusive Venue and Fee Shifting Bylaw Provisions
Bylaw provisions effecting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

•	The Fund advisor will vote on a case-by-case basis on bylaw changes affecting shareholders’ litigation rights.
B. Executive and Employee Compensation
Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership. Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on compensation plans and strategy.
There are many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. The structure of these compensation plans often determines the level of alignment between management and shareowner interests. Calvert stresses the importance of pay-for-performance, where executive compensation is linked to clearly defined and rigorous criteria. These executives should not only enjoy the benefits when the company performs well, but boards should ensure executives are accordingly penalized when they are unable to meet established performance criteria.
Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.
Disclosure of CEO, Executive, Board and Employee Compensation

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The Fund advisor will ordinarily support proposals requesting companies disclose compensation practices and policies--including salaries, option awards, bonuses, and restricted stock grants--of top management, Board of Directors, and employees.

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The Fund advisor will ordinarily support proposals requesting that companies disclose links between firm financial performance and annual compensation packages of top management, Board of Directors, and employees.

CEO and Executive Compensation

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The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e., during times of financial strains or underperformance).

•	The Fund advisor will support proposals seeking to establish an annual shareholder advisory vote on compensation.

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The Fund advisor will ordinarily oppose proposals seeking shareholder ratification of the company's executive officers' compensation (also known as an Advisory Vote on Compensation) if executive risks and rewards are not aligned with the interests of shareowners and the long-term performance of the corporation.

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The Fund advisor will ordinarily oppose compensation proposals if the plan lacks a sufficient connection to performance, or lacks adequate disclosure, or contains features that are considered to be problematic or clearly deviate from best market practice without adequate justification.

Compensation Committee

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The Fund advisor may oppose members of the compensation committee and potentially the full board when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.

Executive & Employee Stock Option Plans

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value.

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The Fund advisor will ordinarily oppose proposals to approve stock option plans that do not contain provisions prohibiting automatic re-pricing, unless such plans are indexed to a peer group or other measurement so long as the performance benchmark is predetermined prior to the grant date and not subject to change retroactively.

•	The Fund advisor will examine and ordinarily oppose proposals for re-pricing of underwater options.

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

•	The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing is submitted for shareholder approval.

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans with “evergreen” features, reserving a specified percentage of stock for award each year with no termination date.

•	The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

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The Fund advisor will support proposals to approve Employee Stock Ownership Plans (ESOPs) created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

Expensing of Stock Options
Calvert’s view is that the expensing of stock options gives shareholders valuable additional information about companies’ financial performance, and should therefore be encouraged.

•	The Fund advisor will ordinarily support proposals requesting that companies expense stock options.
Pay Equity

•	The Fund advisor will support proposals requesting that management provide a pay equity report.
Ratio between CEO and Worker Pay

•	The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

•	The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum limit on executive compensation.
Executive Compensation Tie to Non-Financial Performance

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The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other sustainability and/or corporate social responsibility-related issues.

Severance Agreements
Severance payments are compensation agreements that provide for top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. Calvert believes boards should allow shareholders the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary.

•	The Fund advisor will support proposals providing shareowners the right to ratify adoption of severance or change in control agreements.

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The Fund advisor will examine and vote on a case-by-case basis severance or change in control agreements, based upon an evaluation of the particular agreement itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

•	The Fund advisor will oppose the election of compensation committee members who approve severance agreements that are not ratified by shareowners.
C. Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring
Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.
Considering the Non-Financial Effects of a Merger Proposal
Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

•	The Fund advisor will support proposals that consider non-financial impacts of mergers.

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The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company’s social, environmental, and governance performance.

•
The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.

Opt-Out of State Anti-takeover Law
Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

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The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

Unilateral Charter, Bylaws and Amendments
Boards should not be allowed to make bylaw/charter amendments changes that adversely affect shareholder rights without seeking shareholder ratification of the amendments. This policy codifies our current approach to unilateral bylaw/charter amendments and the issue of companies adopting a suite of shareholder-unfriendly governance provisions shortly before, or on the date of, their initial public offerings ("IPOs"). The policy addresses this trend in IPO-related amendments by considering it a factor when determining a vote recommendation on directors.
There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

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The Fund advisor will generally oppose or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered on a case-by-case basis) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely affect shareholders.

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The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or by-laws, and may support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability underlying these Guidelines.

Reincorporation
Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights.

•	The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

•
The Fund advisor will review on case-by-case basis proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).

•
The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Common Stock Authorization
Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

•	The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

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The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

Blank Check Preferred Stock
Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

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The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Poison Pills
Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

•	The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

•	The Fund advisor will ordinarily oppose poison pills or shareowner rights plans.
Greenmail
Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares. This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareowners.

•	The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.
III. CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY
A. Sustainability Reporting
The global economy of the 21st century must find ways to encourage new approaches to wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and corporate responsibility. Investors increasingly see financial materiality in corporate management of environmental, social and governance issues. Producing and disclosing a sustainability report demonstrates that a company is broadly aware of business risks and opportunities and has established programs to manage its exposure. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting guidelines.

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The Fund advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

•	The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.
B. Environment
All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company’s overall environmental footprint.

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The Fund advisor will ordinarily support proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

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The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareowner value.

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The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling or waste management efforts, to increase recycling efforts, or to adopt a formal recycling policy.

Ceres Principles
The Coalition for Environmentally Responsible Economies (Ceres), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The Ceres Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the Ceres Principles; or 2) produce a report addressing management’s response to each of the points raised in the Ceres Principles.

•	The Fund advisor will support proposals requesting that a company become a signatory to the Ceres Principles.
Climate Change Mitigation
Shareholder initiatives on climate change have focused on companies that contribute materially to climate change. Increasingly, corporations in a wide variety of industries are facing shareowner proposals on climate change as shareowners recognize that companies can take cost-effective-and often cost-saving-steps to reduce energy use that contribute to climate change. Initiatives have included proposals requesting companies to disclose information, using various guidelines. This includes information about the company’s impact on climate change, policies and targets for reducing greenhouse gas emissions, increasing energy efficiency, and substituting renewable energy resources for fossil fuels.

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The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

•	The Fund advisor will support proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

•	The Fund advisor will support proposals seeking an assessment of a company’s impact on financed emissions through their operations, lending, and borrowing activities.
Climate Change Adaptation
Shareholder initiatives on climate change may also focus on companies that are particularly at risk from disruptions due to climate change. Companies may face physical risk in operations or in the supply chain, or price shocks or disruptions of key raw materials, or other impacts. Initiatives have included proposals that request companies to disclose these potential risks and detail measures taken to understand and mitigate risks.

•	The Fund advisor will support proposals seeking the preparation of a report on the company’s risks due to climate change.

•	The Fund advisor will support proposals seeking disclosure of the company’s plans to adapt to climate change.
Chemical and Other Global Sustainability Concerns
In the absence of truly effective regulation, it is largely up to companies to manage (and disclose information concerning) the use of harmful chemicals in the products we encounter every day. Shareholder initiatives with companies may focus on other planetary boundaries and global sustainability concerns and risks (not mentioned elsewhere in this section) as defined by the Stockholm Resilience Center. Such initiatives may include information about the company’s impact on atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere; nitrogen and phosphorus use; and chemical pollution and dispersion globally.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to nitrogen and phosphorus use.

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The Fund advisor will support proposals seeking the preparation of a report on a company’s operations and products impacts on chemical pollution and dispersion globally including dispersion of chemicals and plastics globally throughout global ecosystems, and other associated risks.

Water
Proposals may be filed that ask a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain and the company’s operations, including subsidiaries and water user partners. Such proposals may also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities or ecosystems globally including open ocean, near-shore ocean, coastal, freshwater, and aquifer impacts, including any broad hydrological system impacts.

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The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water, including but not limited to water quality and ocean acidification.

•	The Fund advisor will support proposals seeking the adoption of programs and policies that enhance access and affordability to safe drinking water and sanitation.
Environmental Justice
Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, Indigenous Peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities or in developing countries where poor or Indigenous Peoples have little or no voice in political and economic affairs.

•
The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

•	The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.
Land-Use Change / Biodiversity Conservation / GMOs
Companies should disclose information regarding company policies, programs and performance indicators related to land-use change such as deforestation and degradation, agriculture, and biodiversity conservation.

•
The Fund advisor will support proposals requesting greater transparency on companies biodiversity impacts of supply chain, energy usage, waste stream, products’ usage, products’ end of life, and associated risks.

•
The Fund advisor will support proposals requesting greater transparency on companies land-use changes including deforestation and degradation and agriculture impacts from their supply chain, energy usage, waste stream, products’ usage, and products’ end of life, and associated risks.

•
The Fund advisor will support proposals requesting greater transparency on companies GMOs impacts from their supply chain, energy usage, waste stream, products’ usage, and products’ end of life, and associated risks.

Hydraulic Fracturing
Companies should disclose information regarding company policies, programs and performance indicators related to oil and natural gas development employing well stimulation that utilizes hydraulic fracturing. Moreover, the Shale Gas Production Subcommittee commissioned by U.S. Secretary of Energy supports greater disclosure. The Subcommittee’s November 11, 2011, final report regarding its analysis of the measures “that can be taken to reduce the environmental impact and improve the safety of shale gas production” included the recommendation to “improve public information about shale gas operations1 U.S. Department of Energy. “Shale Gas Production Subcommittee Second 90-Day report.” November 11, 2011. http://www.shalegas.energy.gov/resources/111811_final_report.pdf..” As the Subcommittee’s report indicates, much of the conflict that has been associated with shale oil and gas development in the United States can be attributed to a lack of communication and transparency. Therefore, it would be a great disservice to stakeholders that benefit from responsible development of natural gas employing hydraulic fracturing if the progress of that development was impeded by insufficient disclosure of the policies, programs and performance metrics that govern and indicate the responsible management of oil and natural gas.

•	The Fund advisor will support proposals requesting greater transparency on the practice of hydraulic fracturing and associated risks.

________________________
1U.S. Department of Energy. “Shale Gas Production Subcommittee Second 90-Day report.” November 11, 2011.
http://www.shalegas.energy.gov/resources/111811_final_report.pdf.

C. Workplace Issues
Labor Relations
Companies’ treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to freedom of association and collective bargaining.

•	The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

•	The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

•	The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.
Vendor/Supplier Standards
Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced labor, child labor, discrimination, intimidation and harassment of workers seeking to associate, organize or bargain collectively, unsafe working conditions, and other very poor working conditions. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

•
The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the International Labor Organization’s core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

Diversity and Equal Employment Opportunity (EEO)
Women and minorities are still significantly underrepresented in the ranks of senior corporate management and other high-income positions, and overrepresented in the more poorly paid categories, including office and clerical workers and service workers. This lack of diversity at all levels of the corporate enterprise can stifle the free expression of diverse perspectives and insights, reducing the level dynamism, adaptability to change, and ultimately competitive advantage. Furthermore, women and people of color have long been subject to discrimination in the workplace, thus depriving the company of the full benefit of their potential contributions.
Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay, lesbian, bisexual and transgender employees.

•	The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

•
The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.

•
The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination based on sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

•
The Fund advisor will ordinarily support proposals seeking reports on a company’s initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

•	The Fund advisor will oppose proposals that seek to eliminate protection already afforded to gay, lesbian, bisexual and transgender employees.

•
The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

Plant Closings
Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company’s ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

•	The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.
D. International Operations and Human Rights
Business Activities and Investments
Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations were not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records have come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.
Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within these countries. For example, shareowners have asked internet and communication technology companies to report on steps being taken to seek solutions regarding free expression and privacy challenges faced by companies doing business internationally; or to report on or comply with international standards aimed at protecting human rights on a global, sectoral or country basis such as the UN Global Compact, the UN Voluntary Principles on Human Rights and Security, UN Guiding Principles on Business and Human Rights and the International Labor Organization’s core labor standards. In some cases, resolutions have requested that companies report on operations and investments, or cease operations, in particular nations with repressive regimes or a history of human rights, labor abuses and/or genocide, such as Sudan or Burma. In other cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

•
The Fund advisor will ordinarily support proposals requesting that companies develop human rights policies and periodic reporting on operations and investments in countries with repressive regimes and/or conflict zones.

•	The Fund advisor will ordinarily support proposals requesting that a company undertake due diligence appropriate to their industry and issues specific to their human rights risks.

•	The Fund advisor will ordinarily support proposals requesting a report discussing how investment policies address or could address human rights issues.

•	The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

•	The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

•	The Fund advisor will ordinarily support proposals requesting a report discussing how business practices and/or products limit or could limit freedom of expression or privacy.

•	The Fund advisor will ordinarily support proposals requesting a report discussing the company’s efforts to eliminate conflict minerals from supply chains.
Internet Surveillance/Censorship and Data Security
Information technology sector companies often do business in countries with potentially repressive regimes, raising concerns that companies may be abetting repression and censorship of the Internet.  For instance, governments may use an ICT company’s technologies to track, monitor, identify, and suppress political dissent. Thus, companies’ interactions with governments could violate the Global Network Initiative’s Principles on Freedom of Expression and Privacy, the ICT sector’s predominating standards for protecting consumers’ rights in these areas.

•
The Fund advisor will support proposals asking companies to adopt and/or disclose Internet privacy and censorship policies and procedures relating to privacy, freedom of speech, Internet censorship, government monitoring of the Internet, and government requests for customer data.

Unauthorized Images
Some corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use American Indian symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

•	The Fund advisor will support proposals asking companies to avoid the unauthorized or improper use of images of racial, ethnic, or indigenous groups in the promotion of their products.
International Outsourcing Operations
Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in international factories and plants located in production zones characterized by low taxation, low wages, and inadequate regulation. Companies often operate in these regions under U.S. government-sponsored programs to promote international trade and economic development. In addition, companies often aim to take advantage of limited regulatory frameworks that result in lower labor costs and fewer environmental and other regulations. These types of operations have caused harmful social and environmental impacts, including severe violation of labor standards and outsized carbon emissions. Calvert encourages companies to disclose supplier location information including, at a minimum, country-level operations and, optimally, suppliers’ specific identities and locations.

•
The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in international operations in locations characterized by low taxation, low labor costs, and inadequate regulation.

•
The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in offshore operations.

Access to Pharmaceuticals
The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

•
The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

•
The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

E. Indigenous Peoples’ Rights
Cultural Rights of Indigenous Peoples
The survival, security and human rights of millions of Indigenous Peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by Indigenous Peoples often threaten their lives and cultures, as well as their natural environments. Indigenous communities are demonstrating a new assertiveness when it comes to rejecting resource extraction projects. Calvert believes that to secure project access and ensure that invested assets eventually realize a return; leading companies must recognize the need to secure the free, prior and informed consent/consultation of affected indigenous communities and deliver tangible benefits to them. Such companies also need to follow the UN Declaration on the Rights of Indigenous Peoples, which sets out the individual and collective rights of Indigenous Peoples, as well as their rights to culture, identity, language, employment, health, education and other issues

•
The Fund advisor will ordinarily support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

•
The Fund advisor will ordinarily support proposals requesting companies to develop, strengthen or implement a policy or guideline designed to address free, prior and informed consent/consultation from indigenous peoples or other communities.

•	The Fund advisor will ordinarily support proposals requesting that companies support and follow the UN Declaration on the Rights of Indigenous Peoples and/or create a policy or program to do so.
F. Product Safety and Impact
Many companies’ products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

•
The Fund advisor will review on case-by-case basis proposals requesting that companies report on the impacts of their products on consumers and communities and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

•	The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

•	The Fund advisor will ordinarily support proposals requesting the company to report on or adopt consumer product safety policies and initiatives.
Toxic Chemicals
Shareowner resolutions are sometimes filed with cosmetics, household products, and retail companies asking them to report on the use of toxic chemicals in consumer products, and to provide policies regarding toxic chemicals.  Recent resolutions have focused on parabens, PVC, bromated flame retardants (BFRs), nanomaterials, and other chemicals.  In addition, some resolutions ask the company to adopt a general policy with regard to toxics in products.  These shareholder resolutions arise out of concern that many toxic chemicals may be legal to include in product formulations in the US, but not in other countries (such as the European Union) posing liability risk to the company.   In addition, independent scientists have raised serious health and safety concerns about the use of some of these chemicals.  Companies may face risk from harm to the consumer or affected communities, particularly as some of these chemicals persist in the environment.

•	The Fund advisor will ordinarily support proposals asking companies to disclose product ingredients.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose policies related to toxic chemicals.

•	The Fund advisor will ordinarily support proposals asking companies to report on the feasibility of removing or substituting safer alternatives for all harmful ingredients used in company products.

•	The Fund advisor will examine and vote on a case-by-case basis asking companies to reformulate a product by a given date, unless this reformulation is required by law in selected markets.
Animal Welfare
Shareowners and animal rights groups sometimes file resolutions with companies that engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

•	The Fund advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

•
The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects as well as to eliminate cruel product testing methods.

•	The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

•
The Fund advisor will ordinarily support proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations unless the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or the company does not directly source from confined animal feeding operations.

Tobacco
Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

•	The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

•	The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry.
G. Weapons Contracting
Shareowner resolutions may be filed with companies with significant defense contracts, asking them to report on the nature of the contracts, particularly the goods and services to be provided.

•	The Fund advisor will ordinarily support proposals calling for reports on the type and volume of defense contracts.
H. Community
Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of ECOA standards by non-financial corporations to their financial subsidiaries.

•	The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.
Redlining
Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

•	The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.
Predatory Lending
Predatory lending involves charging excessive fees to subprime borrowers without providing adequate disclosure. Predatory lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

•	The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

•	The Fund advisor will support proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.
Insurance Companies and Economically Targeted Investments
Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

•	The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.
Healthcare
Many communities are increasingly concerned about the ability of for-profit health care institutions to provide quality health care. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care.

•	The Fund advisor will ordinarily support resolutions that call on hospitals to submit reports on patient healthcare and details of health care practices.
I. Political Action Committees and Political Partisanship
Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political spending may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

•
The Fund advisor will ordinarily support resolutions asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose the budgets dedicated to public policy lobbying activities.

•
The Fund advisor will ordinarily support resolutions requesting a report discussing the alignment between a company’s political contributions and its sustainability commitments and public policy positions.

•
The Fund advisor will ordinarily support resolutions requesting that companies support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Guidelines.

J. Other Issues
All social issues that are not covered in these Guidelines are delegated to the Fund’s advisor to vote in accordance with the Fund’s specific sustainable and socially responsible criteria. In addition to actions taken pursuant to the Fund’s Conflict of Interest Policy, Calvert Sustainability Research Department (“CSRD”) will report to the Boards on issues not covered by these Guidelines as they arise.
IV. CONFLICT OF INTEREST POLICY
All Calvert Funds strictly adhere to the Guidelines detailed in Sections II and III, above.
Thus, generally, adherence to the Global Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund’s investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.
Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Global Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.
Adopted September 2000.
Last Revised March 2016.

APPENDIX B

Corporate Bond and Commercial Paper Ratings  (source: Standard & Poor’s Ratings Services)
Bonds

AAA:	An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB:
An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:  These obligations are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB:
An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor’s inability to meet its financial commitment on the obligation.

B:
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations.  Adverse business, financial, and/or economic conditions may impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation.  Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated CC is currently highly vulnerable to nonpayment.

C:	An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or where similar action has been taken but payment on the obligation is being continued.

D:
An obligation rated D is in payment default.  The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Note: Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Notes

SP-1:
These issues are considered as having a strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2:	These issues are considered as having a satisfactory capacity to pay principal and interest.

SP-3:	These issues are considered as having a speculative capacity to pay principal and interest.
Commercial Paper

A-1:	This rating indicates a strong degree of safety regarding timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:	This rating indicates a satisfactory degree of safety regarding timely payment.

A-3:
This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.

Long-Term Obligation Ratings (source: Moody’s Investors Service)
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Ratings (source: Moody’s Investors Service)
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

APPENDIX C

ADDITIONAL INFORMATION REQUIRED
BY LOCAL JURISDICTIONS IN WHICH THE FUNDS MAY BE OFFERED
Additional information regarding the Funds’ investments
Leverage. The Funds may not engage in transactions for the purposes of speculation or leverage.
Borrowing. A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Funds had no borrowings under the agreement during the year ended September 30, 2015.
Changes to the investment strategy
The value of each Fund’s assets can fluctuate as a result its investment policy.
Unless otherwise noted in the Prospectus as requiring shareholder approval or advance notice to shareholders or unless otherwise required by law, Calvert is authorized to amend the conditions set out in the Prospectus, including by changing the investment strategy of the Funds.
Guarantees for repurchase and repayment
Unless not required on the basis of statutory provisions or in the case of limitation or suspension, there are at all times sufficient guarantees available within each Fund to be able to comply with each such Fund’s repurchase and repayment obligations.
Payment of Dividends
The payment of distributions to shareholders of the Funds, the composition of the payments and the manner of payment will be published from time to time on the Fund’s website at www.Calvert.com.
Compensation for incorrectly calculated NAV
If the NAV is calculated incorrectly, the Advisor will compensate the existing shareholders- or the disadvantaged entering or exiting shareholders- for any adverse consequences if the deviation with respect to the correct NAV is at least one half of 1% (0.5%) of the originally computed NAV.
Reports to shareholders
The Funds will provide shareholders with annual and semi-annual reports 60 days following the Funds’ fiscal year and mid-year. Each Fund’s fiscal year begins October 1 and ends September 30. These reports contain updated financial information, a list of the Funds’ portfolio securities, and other information. The information in the shareholder reports will be current as of the date of the particular report. For example, the last day of a Fund’s fiscal year for the annual report.
Obtaining Additional Information about the Fund
Calvert World Values Fund, Inc. is organized as a Maryland corporation.  Certain information regarding the business and certificate of status can be requested, at cost, from the Maryland Department of Assessments & Taxation online at http://www.dat.state.md.us/sdatweb/charter.html.
Calvert Social Investment Fund is organized as a Massachusetts business trust. Certain information regarding the business and certificate of status can be requested, at cost, from the Secretary of the Commonwealth of Massachusetts online at http://corp.sec.state.ma.us/corpweb/CorpSearch/CorpSearch.aspx.
A copy of each Fund’s Declaration of Trust/Articles of Incorporation and By-Laws have been filed with the U.S. Securities and Exchange Commission (SEC) as an exhibit to the applicable Fund’s registration statement and is available online without charge by accessing the SEC’s EDGAR database at www.sec.gov. Shareholders may request copies of these documents free of charge from the Funds, and may also request from the Funds, at cost, any information that, pursuant to any statutory requirement must be registered with the Dutch Trade register regarding the Funds.

Additional information regarding the Funds’ service providers
Calvert Investment Management, Inc. (Calvert or the Advisor), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor for the Funds. Calvert provides the Funds with investment supervision and management and office space, furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. A copy of the Funds’ Investment Advisory Agreement has been filed with the SEC as an exhibit to the Funds’ registration statement and is available online without charge by accessing the SEC’s EDGAR database at www.sec.gov. A copy of the Advisor’s Form ADV is available online at http://www.adviserinfo.sec.gov. Shareholders may also request from the Funds, at cost, any information that, pursuant to any statutory requirement must be registered with the Dutch Trade register regarding the Advisor.
Calvert Investment Administrative Services, Inc. (“CIAS”), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, has been retained by each Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. CIAS is an affiliate of the Advisor.
Calvert Investment Distributors, Inc. (“CID”), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the principal underwriter and distributor for the Funds. CID is an affiliate of the Advisor. Under the terms of its underwriting agreement with the Funds, CID markets and distributes the Funds’ shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.
KPMG LLP, 1601 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm to the Funds. KPMG LLP provides audit services and tax return preparation services.
State Street Bank & Trust Company, N.A., (“SSBT” or the “Custodian”), 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian to the Funds. The custodian’s responsibilities include safekeeping and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. The custodian has no part in deciding the Funds’ investment policies or the choice of securities that are to be purchased or sold for the Funds.
Under the Master Custodian Agreement on behalf of the Funds (the “Custody Agreement”), the Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the 1940 Act to act as a custodian, as its agent to carry out services under the Custody Agreement as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder. A copy of the Funds’ Custody Agreement has been filed with the SEC as an exhibit to the Funds’ registration statement and is available online without charge by accessing the SEC’s EDGAR database at www.sec.gov. Shareholders may also request from the Funds, at cost, any information that, pursuant to any statutory requirement must be registered with the Dutch Trade register regarding the Custodian.
The Custodian shall from time to time employ one or more sub-custodians located in the United States, but only in accordance with an applicable vote by Board of a Fund. The Custodian may employ as sub-custodian for each Fund’s foreign securities foreign banking institutions and foreign securities depositories but only in accordance with the applicable provisions of the Custody Agreement. The Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian. Conflicts of interests may occur from time to time between the Custodian and third parties to whom work has been outsourced. If a potential or actual conflict of interest occurs during the normal course of events, the Custodian shall comply with the applicable legislation.
Liability Pursuant to the Custody Agreement, except as may arise from the Custodians own negligence or willful misconduct or the negligence or willful misconduct of a sub-custodian or agent, the Custodian shall be without liability to any Fund for any loss, liability, claim or expense resulting from or caused by; (i) events or circumstances beyond the reasonable control of the Custodian or any sub-custodian or Securities System or any agent or nominee of any of the foregoing, including, without limitation, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, work stoppages, natural disasters, or other similar events or acts; (ii) errors by any Fund or any Investment Advisor in their instructions to the Custodian provided such instructions have been in accordance with this Agreement; (iii) the insolvency of or acts or omissions by a Securities System; (iv) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodians sub-custodian or agent securities purchased or in the remittance or payment made in connection with securities sold; (v) any delay or failure of any company, corporation, or other body in charge of registering or transferring securities in the name of the Custodian, any Fund, the Custodians sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits; (vi) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and (vii) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction. The Funds shall inform investors of any changes with respect to the Custodian’s liability.
Affiliated Service Providers. In addition to services of other third parties, the Fund and Advisor may use the services of affiliates. The services or transactions that will or may be performed by or with affiliates may include: fund administration, distribution. All these services and transactions are executed at market rates.
Insurance
Calvert covers its professional liability risks resulting from its activities as investment adviser by carrying a joint Investment Adviser Professional Liability and Mutual Fund Liability policy, as well as an Excess Policy.
Other Funds and Pooled Vehicles Managed by Calvert
As of December 31, 2015, the following list includes all funds and pooled vehicles managed by Calvert:
Calvert Aggressive Allocation Fund
Calvert Balanced Portfolio
Calvert Bond Portfolio
Calvert Capital Accumulation Fund
Calvert Conservative Allocation Fund
Calvert Developed Markets Ex-US Responsible Index Fund
Calvert Emerging Markets Equity Fund
Calvert Equity Portfolio
Calvert Global Energy Solutions Fund
Calvert Global Equity Income Fund
Calvert Global Value Fund
Calvert Global Water Fund
Calvert Green Bond Fund
Calvert High Yield Bond Fund
Calvert Income Fund
Calvert International Equity Fund
Calvert International Opportunities
Calvert Large Cap Core Portfolio
Calvert Long-Term Income Fund
Calvert Moderate Allocation Fund
Calvert Short Duration Income Fund

Calvert Small Cap Fund
Calvert Tax-Free Responsible Impact Bond Fund
Calvert Ultra-Short Income Fund
Calvert Unconstrained Bond Fund
Calvert US Large Cap Core Responsible Index Fund
Calvert US Large Cap Growth Responsible Index Fund
Calvert US Large Cap Value Responsible Index Fund
Calvert US Mid Cap Core Responsible Index Fund
Calvert VP EAFE International Index
Calvert VP Investment Grade Bond Index Portfolio
Calvert VP Nasdaq 100 Index
Calvert VP Natural Resources
Calvert VP Russell 2000 Small Cap Index
Calvert VP S&P 500 Index
Calvert VP S&P MidCap 400 Index
Calvert VP SRI Balanced Portfolio
Calvert VP SRI Large Cap Value
Calvert VP SRI Mid Cap Growth
Calvert VP Volatility Managed Growth Portfolio
Calvert VP Volatility Managed Moderate Growth Portfolio
Calvert VP Volatility Managed Moderate Portfolio

Shareholder Rights
Amendments. The Declaration of Trust of the Calvert Social Investment Fund, setting forth the rights of shareholders, may be amended or otherwise supplemented pursuant to authorization by a majority of the Trustees then in office and by a majority shareholder vote, or by any larger vote which may be required by applicable law. Pursuant to the Articles of Incorporation of Calvert World Values Fund, Inc., Calvert International Equity Fund reserves the right to amend the Articles of Incorporation to alter the contract rights of any outstanding stock, at any time and in the manner now or hereafter prescribed by the laws of the State of Maryland. For either Fund, any proposal to amend the terms between the Fund and its investors shall be explained on the Fund’s website, at www.Calvert.com.
Shareholder Meetings. There shall be no annual meetings of shareholders except as required by law. A special meeting of the shareholders of a Fund shall be held (a) whenever ordered by: (i) a majority of the Directors/Trustees then in office, (ii) the chairperson of the Board or (iii) the President of the Board, or (b) whenever election of a Director(s)/Trustee(s) by shareholders is required by the provisions of Section 16(a) of the Investment Company Act of 1940. A special meeting of the shareholders shall also be called upon the order of the Directors/Trustees upon the written request of the shareholders holding shares representing in the aggregate not less than ten percent (10%), with respect to Calvert Equity Portfolio, and not less than twenty five percent (25%), with respect to Calvert International Equity Fund, of the voting power of the outstanding shares entitled to vote on the matters specified in such written request provided that: (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the applicable Fund the reasonably estimated cost of preparing and mailing the notice thereof, which estimate the Secretary shall determine and specify to such Shareholders. The business transacted at any special meeting of Shareholders shall be limited to the purpose stated in the notice of such special meeting.

Notice of all meetings of Shareholders and any postponements thereof, stating the time, place and purposes of the meeting, shall be given in writing, as well as on the Funds’ website, at least fourteen (14) days and not more than ninety (90) days before the date for the meeting set forth in such notice, to each Shareholder of record.
Voting. Each share is entitled to one vote on each matter submitted to a vote at a meeting of shareholders and shall have a fractional vote for each fraction of a share held. On any matter submitted to a vote of the shareholders, all shares of all series and classes of the applicable registrant then entitled to vote shall be voted together, except that (i) when required by the Investment Company Act of 1940 to be voted by individual series or class, shares shall be voted by individual series or class, and (ii) when the Directors/Trustees have determined that the matter affects only the interests of shareholders of one or more series or classes, only shareholders of such one or more series or classes shall be entitled to vote thereon.
Liquidation of Funds. With respect to Calvert Equity Portfolio, whenever no shares of the Fund are outstanding, then the Trustees may abolish the Fund (or any class of shares of the Fund for which there are no outstanding shares). With respect to Calvert International Equities Fund, the Fund may be liquidated without a shareholder vote.
Complaints
Shareholders may submit complaints with respect to the Funds by contacting Calvert’s client services department at 800-368-2745.
Applicable Law
Shares of the Funds are not listed on a listed on a regulated or other market in financial instruments.
The Calvert Equity Portfolio is created under and is to be governed by and construed and administered according to its Declaration of Trust and By-Laws, the laws of the Commonwealth of Massachusetts and the federal securities laws of the United States.
The Calvert International Equity Fund is created under and is to be governed by and construed and administered according to its Articles of Incorporation and By-Laws, the laws of the State of Maryland and the federal securities laws of the United States.
Compliance with Dutch Requirements
Restrictions on distribution, offering and investment. No person receiving a copy of this prospectus in any jurisdiction which prohibits the distribution of the prospectus or the offering of shares in the Funds in such jurisdiction may treat the same as constituting an offer to that person in the relevant jurisdiction. It is the responsibility of any person wishing to acquire shares to satisfy himself as to the full observance of the laws of the relevant jurisdiction in connection therewith, including obtaining any governmental or other consents which may be required or observing any other relevant requirements, such as those regarding the payment of taxes, in such jurisdiction.
European Economic Area (“EEA”). Within the EEA and pursuant to the Alternative Investment Fund Manager (“AIFM”) Rules*, shares may only be offered to Professional Investors (as defined in the AIFM Rules) in the Netherlands, and Professional Investors in other member states of the EEA (“EEA Member States”) where, in accordance with the AIFMD, the local competent authorities have been notified of the Advisor’s intention to offer shares to such investors. Within the EEA, shares may only be offered to non-Professional Investors in those EEA Member States that permit the offering of shares of alternative investment funds (“AIFs”) to non-Professional Investors in their territory and, if so, if the additional requirements that such EEA Member States impose for such offering are complied with.
* The corpus of rules formed by i) Directive 2011/61/EU of the European Parliament and of the Council of the European Union of 8 June 2011 on AIFMs, including any amendment thereto (the “AIFMD”) ii) the Commission Delegated Regulation (EU) No 231/2013 of 19 December 2012 supplementing the AIFMD, including any amendment Thereto (the “AIFM Regulation”), iii) any binding guidelines or other delegated acts and regulations issued by the relevant European Union authorities from time to time pursuant to the AIFMD and/or the AIFM Regulation, and iv) any national laws and regulations relating to AIFMs which are applicable to the Fund, and to the Advisor and the Fund’s depositary (the “Depositary”) in respect of their duties for the Fund.

Statement by the Manager
The Advisor declares that Calvert Investment Management, Inc., the Funds and this Prospectus (including the statutory prospectus and Statement of Additional Information of the Funds) comply with applicable law in the Netherlands.
March 31, 2016
Calvert Investment Management, Inc.
Opinion of the Funds’ Auditor
Assurance report
To: the Board of Directors of Calvert Equity Portfolio and Calvert International Equity Fund
Engagement and responsibilities
We have performed an assurance engagement regarding the contents of the prospectus Calvert Equity Funds Class I. In this respect we have examined, whether the prospectus dated 31 March 2016 of Calvert Equity Portfolio and Calvert International Equity Fund (the ‘Funds’), at least contains the information required pursuant to section 4:371 subsection 4 and 4:37p subsection 1 of the Dutch Financial Supervision Act (Wet op het financieel toezicht).
The objective of this assurance engagement is to obtain a reasonable level of assurance in conjunction with section 4:37l subsection 4 and 4:37 subsection 1. Unless specifically stated to the contrary in the prospectus, the information contained in the prospectus is unaudited.
The responsibilities are as follows:

•	The Board of Directors of the Funds is responsible for the preparation of the prospectus that at least contains the information required pursuant to the Dutch Financial Supervision Act;

•
Our responsibility is to issue a statement as referred to in section 115x subsection 1e of the Decree on Conduct of Business Supervision of Financial Undertakings (Besluit Gedragstoezicht financiële ondernemingen Wft).

Scope
We conducted our examination in accordance with Dutch law, including Dutch Standard 3000 ‘Assurance engagements other than audits or reviews of historical financial information’. Accordingly, we have performed the procedures we considered necessary in the circumstances to be able to express an opinion.
We have examined whether the prospectus contains the information required pursuant to section 4:37l subsection 4 and 4:37p subsection 1 of the Dutch Financial Supervision Act. The Dutch Financial Supervision Act does not require the auditor to perform additional procedures with respect to section 115x subsection 1c of the Decree on Conduct of Business Supervision of Financial Undertakings.
We believe that the assurance evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.
Opinion
In our opinion the prospectus at least contains the information pursuant to section 4:37l subsection 4 and 4:37p subsection 1 of the Dutch Financial Supervision Act.
With regard to section 115x subsection 1c of the Decree on Conduct of Business Supervision of Financial Undertakings we report that to the extent of our knowledge, the prospectus contains the information as required.
Amstelveen, 31 March 2016
KPMG Accountants N.V.
W.L.L. Paulissen RA